   Driehaus Mutual Funds

   Trustees & Officers

   Richard H. Driehaus
   Chairman of the Board & President
   Francis J. Harmon
   Trustee
   Robert F. Moyer
   Senior Vice President & Trustee
   A.R. Umans
   Trustee
   Daniel Zemanek
   Trustee
   William R. Andersen
   Vice President
   Diane L. Wallace
   Vice President & Treasurer
   Mary H. Weiss
   Vice President & Secretary
   Dusko Culafic
   Assistant Treasurer
   Jennifer L. Billingsley
   Assistant Secretary

   Investment Advisor
   Driehaus Capital Management, Inc.
   25 East Erie Street
   Chicago, IL 60611

   Distributor
   Driehaus Securities Corporation
   25 East Erie Street
   Chicago, IL 60611

   Administrator & Transfer Agent
   PFPC Inc.
   103 Bellevue Parkway
   Wilmington, DE 19809

   Custodian
   The Chase Manhattan Bank
   3 Chase MetroTech Center
   Brooklyn, NY 11245
                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                               DECEMBER 31, 1999

                                      LOGO

DRIEHAUS INTERNATIONAL GROWTH FUND

DRIEHAUS INTERNATIONAL DISCOVERY FUND

DRIEHAUS EUROPEAN OPPORTUNITY FUND

DRIEHAUS ASIA PACIFIC GROWTH FUND

DRIEHAUS EMERGING MARKETS GROWTH FUND

                             Distributed by:
                     DRIEHAUS SECURITIES CORPORATION

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds' prospectus.

--------------------------------------------------------------------------------
                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    Last year, 1999, was truly outstanding for all of the Driehaus Mutual Funds. At the beginning of the year we launched two new funds, Driehaus International Discovery Fund and Driehaus European Opportunity Fund, bringing us to five international funds. All five funds produced strong performance for shareholders, on an absolute and relative basis, each exceeding their respective benchmarks by wide margins. In addition to the spectacular performance, our family of funds reached several important milestones during the year. Our flagship fund, the Driehaus International Growth Fund, received Morningstar's highest ratings in both the broader international stock fund category and the more specific foreign stock fund category. All Driehaus Mutual Funds ranked within the top 3% for the year in their respective categories, as compiled by Lipper Analytical Services, with two of the funds, Driehaus Asia Pacific Growth Fund and Driehaus European Opportunity Fund, ranking as the number one fund in their Lipper categories.

    During the year, we continued to develop our mutual fund organization to better serve our shareholders. We added an international technology analyst as well as additional support staff for the international portfolio managers and research team. We also added experienced sales, marketing, and client servicing professionals and support staff during 1999, including the hiring of a director of sales to oversee the sales effort for all of our products, and a mutual fund sales specialist dedicated to our mutual fund products. The information technology team continues to enhance our own proprietary systems as well as seek technology tools from outside that can improve our performance.

    I'd like to thank all of you for your support as shareholders and encourage you to read this report further to learn about our exciting family of international funds. While we have been successfully investing internationally since 1989, we are still relatively new to the mutual fund business. We appreciate your interest and investment in our products. Although 1999 was characterized by a favorable environment for our style of investing, we proved that we were able to achieve superior performance relative to our competitors during this period. However, we believe that the exceptional market of 1999 will not be easily duplicated, and the most reasonable way to think of an investment in these funds is over a full market cycle. It is important for all investors to appreciate that time, not market timing, leads to superior returns. We hope that you will remain satisfied investors.

Sincerely,

Richard H. Driehaus
Richard H. Driehaus
President
Driehaus Mutual Funds

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Driehaus International Growth Fund
           Portfolio Manager's Letter.......................    1
           Schedule of Investments..........................    4

Driehaus International Discovery Fund
           Portfolio Managers' Letter.......................   11
           Schedule of Investments..........................   14

Driehaus European Opportunity Fund
           Portfolio Manager's Letter.......................   21
           Schedule of Investments..........................   24

Driehaus Asia Pacific Growth Fund
           Portfolio Manager's Letter.......................   31
           Schedule of Investments..........................   34

Driehaus Emerging Markets Growth Fund
           Portfolio Manager's Letter.......................   41
           Schedule of Investments..........................   44

Each Fund section includes:
           Schedule of Investments by Industry
           Statement of Assets and Liabilities
           Statement of Operations
           Statement of Changes in Net Assets
           Financial Highlights

Notes to Financial Statements...............................   51

Report of Independent Public Accountants....................   57

                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                               DECEMBER 31, 1999

    Investment Philosophy:
    The Adviser seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and which, in our judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to insure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the Funds' share prices are expected to be more volatile than that of U.S.-only funds. In addition, the Funds' returns will fluctuate with changes in stock market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

    DRIEHAUS INTERNATIONAL GROWTH FUND

    DRIEHAUS INTERNATIONAL DISCOVERY FUND

    DRIEHAUS EUROPEAN OPPORTUNITY FUND

     DRIEHAUS ASIA PACIFIC GROWTH FUND

    DRIEHAUS EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------
        DRIEHAUS INTERNATIONAL GROWTH FUND - PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the period January 1, 1999 through December 31, 1999, the Driehaus International Growth Fund returned 98.94%. This compares with an annual return of 26.96% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index and 37.83% for the Lipper International Fund Index for 1999. For the year, the Driehaus International Growth Fund ranked 12th among the 618 funds in its Lipper International Fund peer group.(1) In recognition of the fund's three-year performance, the fund was awarded a Morningstar rating of five stars, representing the fund's overall rating among 434 international equity funds as of December 31, 1999.(2)

    Because the Driehaus International Growth Fund is managed with a longer time frame in mind, it is also important to note the fund's three-year and five-year performance. For the three years ended December 31, 1999, the fund posted an annualized return of 37.86%, while the five-year annualized return was 30.96%, compared with the MSCI EAFE Index's 15.74% and 12.83%, respectively. Since the fund's inception on July 1, 1990, the Driehaus International Growth Fund returned 22.46% annualized, compared with the MSCI EAFE Index's 8.86% and the Lipper International Fund Index's 10.93% over the same period.(3)

    In 1999, the fund's outperformance was due largely to well-timed shifts in regional asset allocation as well as superior stock selection. As we reported at the end of the first half, we moved a large amount of the fund's assets out of Europe and into Asia during the first and second quarters of 1999. This move was based on what we judged to be slowing economic growth in Europe and the beginnings of a recovery in Asia. On a broad basis, this regional shift accounted for much of the fund's outperformance in the first three quarters of 1999. During this period, our Japanese investments focused primarily on the service sector, including technology and retailing. In the rest of Asia, we emphasized companies that we believed stood to benefit from the recovery from the global economic crisis of 1997-1998. The positive fundamentals of our Japanese holdings were recognized very quickly by the market and were accompanied by a rapid rise in share prices. By the fourth quarter of 1999, many of our Japanese stocks had reached levels where we thought it appropriate to cut back our exposure. We also trimmed our positions in Southeast Asia as some of the early signs of economic recovery stalled out.

    Some of the proceeds from the reduction in our Asian holdings were then reinvested in Europe during the fourth quarter. For much of 1999, Europe was a mixed bag, with certain sectors continuing to produce reasonable performance, including media, telecommunications, and technology. However, the performance of the market as a whole was somewhat lackluster. This changed in the fourth quarter as the markets started to show improved performance. While an economic recovery in Europe has been predicted before, in 1999 we saw some very positive economic news from this region and extremely strong fundamentals in selected sectors.

    The fund increased its exposure to emerging markets following their dramatic decline in 1998. It is our view that emerging markets are becoming increasingly decoupled from each other. This is different from the situation during much of the 1990s, when they tended to move as a group. Going forward, we believe that stock and market selection will be the key to successful performance in this area. Our biggest weightings in emerging markets were in Israel and India, both of which are producing a number of rapidly growing entrepreneurial companies.

    Over the past several months, we have noticed that the links between the stock markets of various countries and certain industries have become much stronger. For example, following the rollout of a number of successful Internet start-ups in the U.S. over the past several years, we are now seeing companies adopt similar business models in Europe, Asia, and even the emerging markets. Obviously, there has always been a link between what happens in technology and other sectors of the U.S. market and what happens in other countries. However, the growth of the Internet has now strengthened this link and shortened the reaction time between markets. We believe that this development will be very positive for growth investors internationally as entrepreneurs attempt to replicate business models that have succeeded in the U.S. and create more growth companies and opportunities to invest.

    1999 was clearly the most outstanding year for the Driehaus International Growth Fund since I began managing the fund at its inception in July 1990. Looking ahead, our fundamental outlook for global investing is positive, as the U.S. continues to exhibit strong growth and Europe proceeds with its recovery. We are also looking for good performance in 2000 from Eastern Europe and selectively from Latin America. Returns for

1999 were unusual, and we would caution that it would be normal to experience volatility or some amount of correction after the recent run-up in the valuations of growth companies. We are optimistic about the fundamentals of the companies in our portfolio, and we continue to find new and exciting companies in which to invest.

    I would like to extend a special welcome to our new shareholders and thank our long-term investors. We appreciate the trust you have shown in us, and we will continue to work to warrant that trust in the years ahead.

Sincerely,

William R Anderson
William R. Andersen
Portfolio Manager
February 18, 2000

---------------

(1) The Fund's total return for the period from 12/31/98 through 12/31/99 was ranked number 12 out of 618 funds by Lipper Analytical Services, Inc. in the Lipper International Fund category.

(2) Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/99. Past performance does not guarantee future returns. Subject to change every month, ratings are calculated from the Fund's three-, five-, and 10-year (when available) average annual total returns in excess of 90-day treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment category receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star. For the three-year period ended 12/31/99, Driehaus International Growth Fund received five stars among 434 International Stock Funds. The Fund received an overall rating of five stars.

(3) The Driehaus International Growth Fund performance data includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership, which was established on July 1, 1990, was managed following substantially the same objective, policies, and philosophies as are currently followed by the Driehaus International Growth Fund, successor to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect estimated expenses of the Fund.

                       DRIEHAUS INTERNATIONAL GROWTH FUND
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99
--------------------------------------------------------------------------------

                                                 DRIEHAUS INTERNATIONAL        MSCI             LIPPER
                                                      GROWTH FUND              EAFE          INTERNATIONAL
                                                        (DRIGX)               INDEX           FUND INDEX
                                                 ----------------------       -----          -------------
  One Year                                               98.94%               26.96%            37.83%
  Three Years                                            37.86%               15.74%            18.53%
  Five Years                                             30.96%               12.83%            15.96%
  Since Inception (7/1/90 -- 12/31/99)                   22.46%                8.86%            10.93%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                                                                                          LIPPER INTERNATIONAL
                                                          DRIGX                  MSCI EAFE INDEX               FUND INDEX
                                                          -----                  ---------------          --------------------
Jul 1990                                                 100000                      100000                      100000
                                                          86601                       78801                       81729
Dec 1990                                                  89755                       87099                       85405
                                                         102746                       93573                       91999
                                                         105643                       88467                       89596
                                                         105259                       96051                       95356
Dec 1991                                                 109228                       97661                       96654
                                                         117111                       86071                       94687
                                                         126030                       87891                       98947
                                                         118282                       89216                       93676
Dec 1992                                                 118606                       85773                       92514
                                                         135240                       96054                      100444
                                                         142834                      105716                      105962
                                                         163373                      112727                      116121
Dec 1993                                                 206030                      113701                      128763
                                                         175484                      117676                      127382
                                                         170382                      123688                      128499
                                                         190949                      123808                      133501
Dec 1994                                                 177981                      122545                      127815
                                                         169343                      124827                      124638
                                                         186111                      125734                      130987
                                                         207588                      130976                      138125
Dec 1995                                                 210166                      136279                      140625
                                                         239371                      140217                      146824
                                                         268940                      142436                      152817
                                                         253440                      142257                      152934
Dec 1996                                                 261596                      144520                      160915
                                                         270985                      142257                      164901
                                                         307522                      160718                      183358
                                                         320208                      159586                      186871
Dec 1997                                                 299239                      147090                      172578
                                                         368797                      168726                      198181
                                                         404569                      170518                      199863
                                                         327062                      146280                      168329
Dec 1998                                                 344570                      176503                      194428
                                                         353222                      178958                      196919
                                                         388723                      183506                      207850
                                                         411993                      191559                      214857
Dec 1999                                                 685472                      224096                      267988

    The Driehaus International Growth Fund (the "Fund" or "DIGF") performance data shown above includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership was established on July 1, 1990 and the Fund succeeded to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect the expenses of the Fund.

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $100,000 investment in the Fund, since July 1, 1990, (the date of the Partnership's inception), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index with dividends reinvested and the Lipper International Fund Index with dividends reinvested for the same period.

    The MSCI EAFE Index is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper International Fund Index is an equally weighted managed index of the 30 largest qualifying international funds that invest in securities with primary trading markets outside of the United States. Data is in U.S. dollars.
Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                  Number         Market
                                    of           Value
                                  Shares        (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 94.5%
----------------------------------------------------------
EUROPE -- 46.8%
  UNITED KINGDOM -- 14.1%
    ARM Holdings PLC**.........      60,475   $  4,080,314
    COLT Telecom Group PLC**...      55,040      2,817,435
    COLT Telecom Group PLC --
      ADR**....................      23,930      4,881,720
    Eidos PLC**................      57,510      5,062,827
    Eidos PLC -- ADR**.........       6,860        569,380
    Energis PLC**..............      83,145      3,994,204
    Freeserve PLC**............     567,715      5,323,359
    Kingston Communication
      PLC**....................     380,105      4,681,625
    Logica PLC.................     232,840      6,006,420
    Pearson PLC................      49,535      1,603,478
    Psion PLC..................     120,470      5,036,124
    QXL.com PLC**..............     377,075      8,862,249
    Thus PLC**.................     592,895      3,715,888
    WPP Group PLC..............     586,665      9,296,348
                                              ------------
                                                65,931,371
                                              ------------
  GERMANY -- 8.6%
    Consors Discount Broker
      AG**.....................      40,610      3,394,733
    EM TV & Merchandising AG...      96,600      6,372,545
    Intershop Communications
      AG**.....................      28,830      8,246,268
    Kamps AG...................      70,834      4,922,496
    Mannesmann AG..............      26,542      6,426,324
    SAP AG.....................       7,855      3,860,651
    Siemens AG.................      53,570      6,852,039
                                              ------------
                                                40,075,056
                                              ------------
  FRANCE -- 6.9%
    Business Objects SA --
      ADR**....................      59,891      8,002,935
    LVMH (Louis Vuitton Moet
      Hennessy)................       4,115      1,843,026
    Societe Television
      Francaise SA.............      18,473      9,674,650
    STMicroelectronics NV......      65,917     10,144,141
    Thomson Multimedia**.......      46,662      2,514,268
                                              ------------
                                                32,179,020
                                              ------------
  NETHERLANDS -- 6.2%
    ASM Lithography Holding
      NV -- ADR**..............      94,769     10,779,974
    Equant NV**................      24,703      2,766,736
    Fox Kids Europe NV**.......      14,295        182,845
    KPNQwest NV**..............      65,745      4,376,820
    United Pan-Europe
      Communications NV**......      83,344     10,660,377
                                              ------------
                                                28,766,752
                                              ------------
  SWEDEN -- 4.2%
    Framfab AB**...............       1,025        185,531
    Hennes & Mauritz AB -- B...     192,230      6,439,298
    Icon Medialab International
      AB**.....................      42,495      1,478,434
    NetCom AB -- B**...........     108,930      7,656,340
    Skandia Forsakrings AB.....     131,910      3,984,587
                                              ------------
                                                19,744,190
                                              ------------

----------------------------------------------------------
                                  Number         Market
                                    of           Value
                                  Shares        (Note A)
  TURKEY -- 3.2%
    Akbank TAS.................  90,943,000   $  2,682,684
    Dogan Yayin Holding AS**... 155,230,000      2,289,528
    Haci Omer Sabanci Holding
      AS -- ADR................       9,720        141,123
    Yapi ve Kredi Bankasi AS... 317,338,818      9,799,825
                                              ------------
                                                14,913,160
                                              ------------
  FINLAND  -- 2.1%
    Nokia Oyj..................      55,230     10,012,489
                                              ------------
  ITALY -- 1.1%
    Arnoldo Mondadori Editore
      SpA......................     154,761      4,909,831
                                              ------------
  SPAIN -- 0.4%
    Acciona SA.................      26,190      1,477,128
    Telefonica SA**............       1,938         48,406
    Terra Networks SA**........       7,325        400,223
                                              ------------
                                                 1,925,757
                                              ------------
  RUSSIA -- 0.0%
    Novosibirsk Telephone**....       4,000         32,000
                                              ------------
    Total Europe...............                218,489,626
                                              ------------
FAR EAST -- 35.0%
  JAPAN -- 11.3%
    Daiwa Securities Group,
      Inc......................     132,600      2,075,241
    Fast Retailing Co., Ltd....      16,500      6,718,215
    Internet Initiative Japan,
      Inc. -- ADR**............      40,954      3,980,217
    Konami Co., Ltd............      31,100      5,555,202
    Matsushita Communication
      Industrial Co., Ltd......       2,000        528,531
    Mobilephone
      Telecommunications
      International, Ltd.......          75      7,487,521
    Murata Manufacturing Co.,
      Ltd......................      22,000      5,167,857
    Nichii Gakkan Co...........      34,050      6,662,029
    NTT Mobile Communications
      Network, Inc.............         116      4,461,975
    Taiyo Yuden Co., Ltd.......      81,000      4,804,346
    The Goodwill Group, Inc....          57      2,789,469
    The Nikko Securities Co.,
      Ltd......................     173,000      2,189,380
    Trend Micro, Inc.**........         200         50,504
                                              ------------
                                                52,470,487
                                              ------------
  HONG KONG -- 8.5%
    CCT Telecom Holdings,
      Ltd.**...................   7,444,000      5,586,692
    China.com Corp. -- A**.....     109,334      8,596,386
    China Telecom, Ltd.**......   1,838,000     11,659,027
    Hutchinson Whampoa, Ltd....     306,000      4,513,157
    Pacific Century CyberWorks,
      Ltd.**...................   3,959,000      9,352,864
                                              ------------
                                                39,708,126
                                              ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                  Number         Market
                                    of           Value
                                  Shares        (Note A)
----------------------------------------------------------
  SOUTH KOREA -- 5.5%
    Cheil Communications,
      Inc......................      71,855   $  5,435,794
    Dacom Corp.**..............      13,290      6,846,896
    Insung Information**.......      68,535      2,341,839
    Korea Data Systems.........      25,926        296,819
    Korea Thrunet Co.,
      Ltd.**...................      37,409      2,539,136
    SK Telecom Co., Ltd. --
      ADR......................     160,568      6,161,799
    Trigem Computer, Inc.......      17,077      1,894,938
                                              ------------
                                                25,517,221
                                              ------------
  INDIA -- 5.2%
    Infosys Technologies,
      Ltd......................       8,280      2,763,093
    Satyam Computer Services,
      Ltd......................     100,000      5,055,172
    Satyam Infoway, Ltd. --
      ADR**....................      30,674      4,754,470
    Silverline Technologies,
      Ltd......................     240,000      4,469,241
    Zee Telefilms, Ltd.........     295,000      7,410,943
                                              ------------
                                                24,452,919
                                              ------------
  SINGAPORE -- 2.3%
    Chartered Semiconductor
      Manufacturing, Ltd. --
      ADR**....................      35,007      2,555,511
    Datacraft Asia, Ltd........     732,000      6,075,600
    NatSteel Electronics,
      Ltd......................     395,000      2,087,061
                                              ------------
                                                10,718,172
                                              ------------
  THAILAND -- 1.4%
    Advanced Info Service
      Public Co., Ltd.
      (Foreign)**..............     309,100      5,186,545
    TelecomAsia Corp. Public
      Co., Ltd. (Foreign)**....   1,196,000      1,555,927
                                              ------------
                                                 6,742,472
                                              ------------
  INDONESIA -- 0.4%
    PT Astra International
      Tbk**....................   3,086,000      1,656,172
                                              ------------
  TAIWAN -- 0.3%
    Acer, Inc. -- GDR**........     103,500      1,474,875
                                              ------------
  PHILIPPINES -- 0.1%
    Ayala Land, Inc............   2,086,400        543,603
                                              ------------
    Total Far East.............                163,284,047
                                              ------------
NORTH AMERICA -- 6.4%
  MEXICO -- 3.3%
    Grupo Financiero Bancomer
      SA de CV -- O............  10,272,090      4,293,137
    Grupo Televisa SA --
      GDR**....................      72,589      4,954,199
    Telefonos de Mexico SA --
      ADR -- L.................      54,588      6,141,151
                                              ------------
                                                15,388,487
                                              ------------

----------------------------------------------------------
                                  Number         Market
                                    of           Value
                                  Shares        (Note A)
  UNITED STATES -- 3.1%
    FirstCom Corp.**...........     159,218   $  5,851,261
    Global TeleSystems Group,
      Inc.**...................      62,572      2,166,555
    MIH, Ltd.**................      34,832      2,055,088
    NTL, Inc.**................      37,695      4,702,451
                                              ------------
                                                14,775,355
                                              ------------
    Total North America........                 30,163,842
                                              ------------
MIDDLE EAST -- 5.6%
  ISRAEL -- 5.6%
    AudioCodes, Ltd.**.........      86,140      7,924,880
    Check Point Software
      Technologies, Ltd.**.....      46,301      9,202,324
    NICE Systems, Ltd. --
      ADR**....................      89,829      4,418,464
    Orbotech, Ltd.**...........      27,300      2,115,750
    Partner Communications Co.,
      Ltd. -- ADR**............      95,191      2,463,067
                                              ------------
                                                26,124,485
                                              ------------
    Total Middle East..........                 26,124,485
                                              ------------
SOUTH AMERICA -- 0.6%
  BRAZIL -- 0.6%
    Petroleo Brasileiro SA
      (Pref.)..................   8,834,650      2,249,620
    Petroleo Brasileiro SA
      (Pref.) -- ADR...........      15,800        405,238
                                              ------------
                                                 2,654,858
                                              ------------
    Total South America........                  2,654,858
                                              ------------
AFRICA -- 0.1%
  SOUTH AFRICA -- 0.1%
    Liberty International
      PLC......................      37,106        278,822
                                              ------------
    Total Africa...............                    278,822
                                              ------------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $255,139,085)..............       94.5%   $440,995,680
  Other Assets in Excess of
    Liabilities................        5.5%     25,575,740
                                -----------   ------------
Net Assets.....................      100.0%   $466,571,420
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:

Basis....................................  $255,139,085
                                           ============
Gross Appreciation.......................  $188,728,764
Gross Depreciation.......................    (2,872,169)
                                           ------------
  Net Appreciation.......................  $185,856,595
                                           ============
**Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Automobiles............................      0.4%
Auto Parts Manufacturing...............      1.4%
Banking................................      2.7%
Broadcast & Publishing Services........      9.2%
Business & Publishing Services.........      2.8%
Chemicals..............................      0.5%
Communications.........................      0.6%
Computer Manufacturers.................      0.8%
Construction...........................      0.3%
Consumer Services/Multi-Industry.......      1.0%
Data Processing........................      2.5%
Electronic Components..................      4.0%
Electronic Systems/Devices.............      2.4%
Financial Services.....................      1.8%
Health Care............................      0.5%
Industrial Services....................      1.5%
Insurance..............................      0.8%
Investments............................      1.2%
Machinery & Engineering................      0.9%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Mail-Order/Retail/Apparel..............      1.0%
Merchandising..........................      1.4%
Office/Communications Equipment........      1.0%
Oil....................................      0.1%
Other Computers........................      0.4%
Photo-Optical Equipment................      2.3%
Real Estate............................      0.2%
Retailing -- Foods.....................      1.1%
Retailing -- Goods.....................      0.4%
Semiconductors/Components..............      3.2%
Services to Medical Profession.........      0.9%
Software & EDP Services................      7.9%
Technology/Multi-Industry..............      8.6%
Telecommunications.....................     27.1%
Telephone Utilities....................      2.2%
Textiles & Apparel.....................      1.4%
Other Assets In Excess Of
  Liabilities..........................      5.5%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $255,139,085)........    $440,995,680
    Foreign currency (Cost $3,716)..........................           3,577
    Cash....................................................      24,631,149
    Receivables:
         Dividends..........................................         147,955
         Interest...........................................          51,947
         Investment securities sold.........................         790,594
         Fund shares sold...................................         564,463
    Prepaid expenses........................................          27,608
    Deferred organizational costs...........................          44,403
                                                                ------------
----------------------------------------------------------------------------
             TOTAL ASSETS...................................     467,257,376
                                                                ------------
----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Due to affiliates..................................         539,537
    Accrued expenses........................................         146,419
                                                                ------------
----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................         685,956
                                                                ------------
----------------------------------------------------------------------------
NET ASSETS..................................................    $466,571,420
                                                                ============
SHARES OUTSTANDING..........................................      22,082,106
                                                                ============
NET ASSET VALUE PER SHARE...................................    $      21.13
                                                                ============
============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 1999:
    Paid-in capital.........................................    $240,268,784
    Undistributed net realized gain.........................      40,451,133
    Unrealized foreign exchange loss........................          (5,092)
    Unrealized appreciation on investments..................     185,856,595
                                                                ------------
             NET ASSETS.....................................    $466,571,420
                                                                ============
============================================================================

      Notes to Financial Statements are an integral part of this Statement

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $186,893).........................................     $  1,831,362
         Interest...........................................          323,936
                                                                 ------------
-------------------------------------------------------------------------------
           Total income.....................................        2,155,298
                                                                 ------------
-------------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        4,080,429
         Administration fee.................................          314,358
         Professional fees..................................          118,152
         Federal and state registration fees................           23,770
         Custodian fee......................................          244,884
         Transfer agent fees................................           42,730
         Trustees' fees.....................................           18,561
         Amortization of organization costs.................           25,371
         Miscellaneous......................................           89,085
                                                                 ------------
-------------------------------------------------------------------------------
           Total expenses...................................        4,957,340
                                                                 ------------
-------------------------------------------------------------------------------
             Net investment loss............................       (2,802,042)
                                                                 ------------
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............       88,188,307
    Net realized foreign exchange loss......................       (3,724,043)
    Net change in unrealized foreign exchange gain..........           15,858
    Change in unrealized appreciation of investments........      150,066,154
                                                                 ------------
-------------------------------------------------------------------------------
             Net gain on investments........................      234,546,276
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $231,744,234
                                                                 ============
===============================================================================

      Notes to Financial Statements are an integral part of this Statement

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                For the four month period
                                                           For the year             September 1, 1998        For the year
                                                              ended                      through                 ended
                                                        December 31, 1999           December 31, 1998       August 31, 1998
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
        Net investment loss........................       $  (2,802,042)              $ (1,002,935)          $ (1,202,312)
        Net realized and unrealized gain (loss) on
          investments..............................         234,546,276                 (5,124,573)            30,640,370
                                                          -------------               ------------           ------------
---------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
              resulting from operations............         231,744,234                 (6,127,508)            29,438,058
                                                          -------------               ------------           ------------
---------------------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
        Net investment income......................                  --                         --                     --
        Capital gains..............................         (32,567,117)                (9,922,354)           (18,667,191)
                                                          -------------               ------------           ------------
            Total distributions to shareholders....         (32,567,117)                (9,922,354)           (18,667,191)
                                                          -------------               ------------           ------------
---------------------------------------------------------------------------------------------------------------------------
    Capital share transactions:
        Proceeds from shares sold..................         242,087,350                 58,317,866             86,666,536
        Reinvestment of distributions..............          32,422,270                  9,838,003             18,666,482
        Cost of shares redeemed....................        (230,946,531)               (57,363,037)           (67,560,735)
                                                          -------------               ------------           ------------
            Net increase in net assets derived from
              capital share transactions...........          43,563,089                 10,792,832             37,772,283
                                                          -------------               ------------           ------------
            Total increase (decrease) in net
              assets...............................         242,740,206                 (5,257,030)            48,543,150
                                                          -------------               ------------           ------------
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
    Beginning of period............................       $ 223,831,214               $229,088,244           $180,545,094
                                                          -------------               ------------           ------------
    End of period..................................       $ 466,571,420               $223,831,214           $229,088,244
                                                          =============               ============           ============
===========================================================================================================================
    Capital share transactions are as follows:
        Shares issued..............................          17,125,507                  5,245,917              6,694,016
        Shares reinvested..........................           1,765,919                    909,243              1,840,876
        Shares redeemed............................         (16,194,532)                (5,254,104)            (5,222,930)
                                                          -------------               ------------           ------------
            Net increase from capital share
              transactions.........................           2,696,894                    901,056              3,311,962
                                                          =============               ============           ============
===========================================================================================================================

      Notes to Financial Statements are an integral part of this Statement

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                For the period
                                                                                                   from the
                                                           For the four                          commencement
                                                           month period                         of operations
                                       For the year      September 1, 1998    For the year     October 28, 1996
                                           ended              through             ended            through
                                     December 31, 1999   December 31, 1998   August 31, 1998   August 31, 1997
---------------------------------------------------------------------------------------------------------------
Net Asset value, beginning of
  period..........................      $  11.55            $  12.39           $  11.90           $  10.00
                                        --------            --------           --------           --------
  INCOME (LOSS) FROM INVESTMENT
    OPERATIONS:
  Net investment loss.............          (.13)              (0.04)             (0.07)             (0.05)
  Net gains (losses) on
    investments (both realized and
    unrealized)...................         11.31               (0.25)              1.77               1.95
                                        --------            --------           --------           --------
         Total income (loss) from
           investment
           operations.............         11.18               (0.29)              1.70               1.90
                                        --------            --------           --------           --------
  LESS DISTRIBUTIONS:
  Dividends from net investment
    income........................            --                  --                 --                 --
  Distributions from capital
    gains.........................         (1.60)              (0.55)             (1.21)                --
                                        --------            --------           --------           --------
         Total distributions......         (1.60)              (0.55)             (1.21)                --
                                        --------            --------           --------           --------
Net asset value, end of period....      $  21.13            $  11.55           $  12.39           $  11.90
                                        ========            ========           ========           ========
         Total Return.............         98.94%              (2.04)%**          16.50%             19.00%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    000's)........................      $466,571            $223,831           $229,088           $180,545
  Ratio of expenses to average net
    assets........................          1.82%               2.00%*             1.88%              2.11%*+
  Ratio of net investment loss to
    average net assets............         (1.03)%             (1.46)%*           (0.54)%            (0.67)%*+
  Portfolio turnover..............        273.64%             116.28%**          219.78%            380.02%**
  Annualized portfolio turnover...        273.64%             347.89%            219.78%            450.35%

--------------------------------------------------------------------------------

 * Annualized

** Not Annualized

+ Such ratios are after transfer agent waivers. PFPC Inc., the transfer agent, waived a portion of its fee for the first ten months of the Funds operations.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
      DRIEHAUS INTERNATIONAL DISCOVERY FUND -- PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the year ending December 31, 1999 (the fund's first year), the Driehaus International Discovery Fund returned 213.65%. This compares with a return of 26.96% for the Morgan Stanley Capital International Europe, Australia, Far East Index and 62.92% for the Lipper International Small-Cap Fund Index for 1999. For the year, the Driehaus International Discovery Fund ranked second among the 70 funds in its Lipper International Small-Cap Fund peer group.*

    During the first half of the year, fund performance benefited from a strong overweighting in Asia and the emerging markets, which peaked at nearly 70% of the total portfolio. Japan rallied on renewed optimism about an economic recovery fueled by banking reform and corporate restructuring similar to that seen in the U.S. during the 1980s. During the year, the fund had heavy weightings in consumer sector stocks that benefited from the recovery, including specialized retailers like Fast Retailing Co., Ltd., Ryohin Keikaku Co., Ltd., and Don Quijote Co., Ltd. Drake Beam Morin-Japan, Inc., an employment outplacement service company, was an example of a firm benefiting from the wave of corporate restructurings.

    The fund also held heavy weightings in the Australian market with a bias toward information technology and telecommunication companies. The Australian market offered an array of software and Internet-related companies with promising growth prospects at valuations that were truly "down under," as that market segment seemed reluctant to fully value information technology businesses. As a result, companies like Solution 6 Holdings, Ltd., and MYOB, Ltd., which focus on small and mid-sized enterprise system solutions, saw rapid price increases early in 1999 when the Australian market corrected to international valuations for these types of companies.

    Toward the end of the third quarter, the fund cut back substantially on its Japanese holdings and invested in Western Europe. We had been early investors in the spectacular Japanese over-the-counter (OTC) market rally, and we decided that Japanese stock prices had run far ahead of their fundamentals. Despite this cutback, we remain highly positive on Japan and the progress the country is making toward restructuring its corporate sector.

    Later in 1999, the fund also profited from several investment themes we identified across Europe. Increasing advertising budgets created a need to target and segment audiences. Social survey and audience research companies (similar to A.C. Nielsen in the U.S.) improved their earnings prospects as customers placed larger orders, and new players entered the market looking for demographic information. The fund's investments in companies such as Ipsos and Europstat in France capitalized on this trend. In addition to experiencing better demand for their demographic research, these companies also had new markets, like the Internet, to survey.

    Technology continued to be a rich area of investment opportunity. Growth in the use of mobile telephones across Europe drove the demand for handsets. Increasing penetration of the Internet and new methods of data and video delivery greatly expanded the market for personal computers and decoder boxes for televisions. The sheer volume of growth, coupled with the increasing sophistication of these electronic devices, spurred demand for semiconductor chips. The fund took advantage of this growing demand by investing in Dialog Semiconductor PLC, a British design and supply house for integrated circuits. Dialog Semiconductor PLC supplies integrated circuits to handset manufacturers and provides power management modules that extend the talk time of cell phones by reducing the power used by the handset. Micronas Semiconductor Holding AG, a Swiss semiconductor chip producer, sells components to the telecommunication and automobile sectors. The company had a strong backlog of orders and urged analysts to raise its earnings forecasts.

    The future looks bright. European business leaders are increasingly savvy about exploiting new technologies and new business opportunities. Venture capital investment in Europe is booming, and new companies are regularly being brought to market. We expect technology will continue to develop rewarding investments. The global drive to maximize the use of the Internet is creating abundant opportunities to invest in companies that create software, build infrastructure, and provide consulting services to enable e-commerce. Strong economic development throughout the world also affords more conventional opportunities to invest as companies develop new products for consumers and businesses see stronger demand for capital equipment.

    Returns for 1999 were unusual, and we would caution that it would be normal to experience volatility or some amount of correction after the recent run-up in the valuations of growth companies. Thank you for supporting the fund during its first year. We are looking forward to the upcoming year and are optimistic about the investment opportunities we see in small cap stocks outside the U.S.

Sincerely,


Emery R. Brewer                                  LOGO
Emery R. Brewer                                  Lynette Schroeder
Portfolio Manager                                Portfolio Manager
February 18, 2000                                February 18, 2000

---------------

* The Fund's total return for the year ending 12/31/99 was ranked number two out of 70 funds by Lipper Analytical Services, Inc. in the Lipper International Small Cap Fund category. During the period, the adviser reimbursed a portion of the Fund's expenses; otherwise the Fund's returns and ranking may have been lower.

                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99
--------------------------------------------------------------------------------

                                               DRIEHAUS INTERNATIONAL                 LIPPER INTERNATIONAL
                                                     DISCOVERY           MSCI EAFE         SMALL CAP
                                                    FUND (DRIDX)           INDEX           FUND INDEX
                                               ----------------------    ---------    --------------------
  One Year (Since Inception 12/31/98)                 213.65%             26.96%             62.92%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                                                                                          LIPPER INTERNATIONAL
                                                          DRIDX                  MSCI EAFE INDEX          SMALL CAP FUND INDEX
                                                          -----                  ---------------          --------------------
Dec 1998                                                  10000                       10000                       10000
Mar 1999                                                  10880                       10139                       10375
Jun 1999                                                  14200                       10397                       11780
Sept 1999                                                 16570                       10853                       12703
Dec 1999                                                  31365                       12696                       16292

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

    The graph compares the results of a $10,000 investment in the Fund, since December 31, 1998, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) EAFE Index with dividends reinvested and the Lipper International Small Cap Fund Index with reinvested dividends for the same period.

    The EAFE Index (MSCI Europe, Australia and Far East Index) is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper International Small Cap Fund Index is an equally weighted managed index of the 10 largest qualifying funds that invest at least 65% of assets in equity securities of non-United States companies with a market capitalization of less than $1 billion at time of purchase. Data is in U.S. dollars. Source:
Lipper Analytical Services.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 89.1%
----------------------------------------------------------
EUROPE -- 50.6%
  FRANCE -- 14.7%
    Beneteau....................       1,180   $   356,531
    Consodata SA**..............       6,855       310,681
    Europstat**.................       1,020       383,181
    FI System**.................       2,200       669,151
    GFI Informatique............       2,260       291,121
    Integra-Net SA**............       4,000       581,730
    Ipsos**.....................       4,700       388,629
    Jet Multimedia..............       1,000       451,204
    Unilog SA...................       3,930       428,663
                                               -----------
                                                 3,860,891
                                               -----------
  UNITED KINGDOM -- 13.8%
    Autonomy Corp. PLC**........       7,500       363,750
    Dialog Semiconductor
      PLC**.....................       9,000       652,634
    Easynet PLC**...............      12,000       337,759
    Eidos PLC**.................       2,800       246,495
    Fibernet Group PLC**........      12,145       345,274
    Future Network PLC**........      20,700       285,048
    GEO Interactive Media Group
      PLC**.....................       5,943       166,555
    Psion PLC...................       8,725       364,740
    Scoot.com PLC**.............     150,880       366,793
    QXL.com PLC -- ADR**........       4,193       496,871
                                               -----------
                                                 3,625,919
                                               -----------
  SWEDEN -- 12.2%
    Adera AB -- B**.............       3,463       258,463
    Connecta AB**...............      10,000       340,856
    ConNova Group AB**..........      23,125       390,037
    Effnet Group AB**...........       8,300       297,543
    Enea Data AB................       6,580       506,570
    Framfab AB**................       5,000       905,029
    Teligent AB**...............      29,635       505,063
                                               -----------
                                                 3,203,561
                                               -----------
  GERMANY -- 8.3%
    ADVA AG Optical
      Networking**..............       1,705       322,832
    Fantastic Corp.**...........       2,110       382,516
    JUMPtec Industrielle
      Computertechnik AG**......       4,220       368,915
    Kamps AG....................       3,900       271,024
    Kamps AG -- New**...........       2,730       189,717
    Secunet Security AG**.......       6,088       276,532
    Steag Hamatech AG**.........      10,100       367,217
                                               -----------
                                                 2,178,753
                                               -----------
  SWITZERLAND -- 1.6%
    Micronas Semiconductor
      Holding AG**..............       1,528       412,636
                                               -----------
  BELGIUM -- 0.0%
    Real Software -- VVPR
      Strips**..................         125             3
                                               -----------
    Total Europe................                13,281,763
                                               -----------

----------------------------------------------------------
                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
FAR EAST -- 25.3%
  AUSTRALIA -- 8.2%
    Aristocrat Leisure, Ltd.....      10,000   $   143,883
    BMCMedia.com, Ltd.**........     193,000       367,723
    Computershare, Ltd..........      37,000       182,318
    ERG, Ltd....................      30,000       168,521
    MYOB, Ltd**.................      20,074       170,133
    Powerlan, Ltd.**............     263,600       256,314
    Powertel, Ltd.**............     125,000       220,095
    Solution 6 Holdings,
      Ltd.**....................      30,000       327,186
    Technology One, Ltd.**......     170,000       327,252
                                               -----------
                                                 2,163,425
                                               -----------
  JAPAN -- 7.4%
    Bellsystem 24, Inc. ........         300       328,864
    Cecile Co., Ltd.............       6,000       248,410
    Daiwabo Information System
      Co., Ltd. ................       4,000        89,850
    Drake Beam Morin-Japan,
      Inc. .....................         600       195,556
    Fast Retailing Co., Ltd.....       1,000       407,165
    Net One System Co., Ltd.....           8       211,412
    Pasona Softbank, Inc. ......       1,000        79,475
    Round One Corp..............          17       229,617
    Ryohin Keikaku Co., Ltd.....         700       140,521
                                               -----------
                                                 1,930,870
                                               -----------
  HONG KONG -- 3.1%
    CCT Telecom Holdings,
      Ltd.**....................     300,000       225,149
    Computer & Technologies
      Holdings, Ltd.**..........     110,000       137,830
    Giordano International,
      Ltd.......................     150,000       156,625
    Quality Healthcare Asia,
      Ltd.**....................     730,000       285,841
                                               -----------
                                                   805,445
                                               -----------
  SINGAPORE -- 2.7%
    Datacraft Asia, Ltd.........      43,000       356,900
    Star Cruises PLC............      35,000       357,000
                                               -----------
                                                   713,900
                                               -----------
  SOUTH KOREA -- 2.1%
    Daou Technology, Inc.**.....         402        13,984
    Garnet Systems Co.,
      Ltd.**....................       9,300       202,299
    Trigem Computer, Inc........       3,016       334,668
                                               -----------
                                                   550,951
                                               -----------
  TAIWAN -- 1.4%
    Systex Corp.**..............      30,000       204,556
    Via Technologies, Inc.**....      15,701       172,593
                                               -----------
                                                   377,149
                                               -----------
  INDONESIA -- 0.4%
    PT Astra International
      Tbk**.....................     200,000       107,335
                                               -----------
    Total Far East..............                 6,649,075
                                               -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
NORTH AMERICA -- 6.1%
  UNITED STATES -- 3.1%
    FirstCom Corp...............      16,540   $   607,845
    MyWeb, Inc.com**............       7,170       193,590
                                               -----------
                                                   801,435
                                               -----------
  MEXICO -- 3.0%
    Corporacion Interamericana
      de Entretenimiento SA -
      B**.......................      71,000       283,625
    Datacapital SA -- B**.......     371,000       156,623
    TV Azteca SA de CV -- ADR...      39,333       353,997
                                               -----------
                                                   794,245
                                               -----------
    Total North America.........                 1,595,680
                                               -----------
MIDDLE EAST -- 4.1%
  ISRAEL -- 2.3%
    AudioCodes, Ltd.**..........       3,394       312,248
    BackWeb Technologies,
      Ltd.**....................       6,709       282,617
                                               -----------
                                                   594,865
                                               -----------
  TURKEY -- 1.8%
    Finansbank AS -- GDR**......      70,000       292,250
    Global Menkul Degerler
      AS**......................  37,000,000       170,538
                                               -----------
                                                   462,788
                                               -----------
    Total Middle East...........                 1,057,653
                                               -----------
SOUTH AMERICA -- 2.4%
  BRAZIL -- 2.0%
    Empresa Brasileira de
      Aeronautic SA (Pref.).....      38,000       171,436
    Globo Cabo SA -- ADR........      20,000       360,000
                                               -----------
                                                   531,436
                                               -----------
  ARGENTINA -- 0.4%
    El Sitio, Inc.**............       2,500        91,875
                                               -----------
    Total South America.........                   623,311
                                               -----------

----------------------------------------------------------
                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
AFRICA -- 0.6%
  SOUTH AFRICA -- 0.6%
    Softline, Ltd.**............     100,000   $   160,033
                                               -----------
    Total Africa................                   160,033
                                               -----------
    Total Equity Securities
      (Cost $12,801,138)........                23,367,515
                                               -----------

RIGHTS/WARRANTS -- 0.0%
----------------------------------------------------------
  KOREA -- 0.0%
    Garnet Systems Co., Ltd. --
      Rights**..................       1,004         9,576
                                               -----------
  THAILAND -- 0.0%
    Seamico Securities Public
      Co., Ltd. (Foreign) --
      Warrants**................       9,375         3,982
                                               -----------
    Total Rights/Warrants (Cost
      $0).......................                    13,558
                                               -----------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $12,801,138)................       89.1%   $23,381,073
  Other Assets in Excess of
    Liabilities.................       10.9%     2,860,581
                                  ----------   -----------
Net Assets......................      100.0%   $26,241,654
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:

Basis....................................  $ 12,801,138
                                           ============
Gross Appreciation.......................  $ 10,708,631
Gross Depreciation.......................      (128,696)
                                           ------------
  Net Appreciation.......................  $ 10,579,935
                                           ============
**Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Aerospace..............................      0.7%
Automobiles............................      0.4%
Banking................................      1.8%
Broadcast & Publishing Services........      7.9%
Business & Publishing Services.........      8.0%
Clothing...............................      0.6%
Computer Manufacturers.................      1.9%
Data Processing........................      0.6%
Electronic Components..................      1.6%
Electronic Systems/Devices.............      2.8%
Health Care............................      1.1%
Industrial Components..................      0.6%
Leisure................................      2.2%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Leisure Products.......................      1.4%
Leisure & Tourism......................      1.6%
Machinery & Engineering................      4.2%
Merchandising..........................      4.4%
Retailing -- Foods.....................      1.8%
Retailing -- Goods.....................      0.5%
Semiconductors/Components..............      3.9%
Software & EDP Services................     13.4%
Technology/Multi-Industry..............     20.2%
Telecommunications.....................      7.5%
Other Assets In Excess Of
  Liabilities..........................     10.9%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $12,801,138).........    $23,381,073
    Cash....................................................      3,669,000
    Receivables:
         Dividends..........................................          3,020
         Interest...........................................          6,098
         Fund shares sold...................................         53,750
         Net unrealized appreciation on unsettled foreign
         currency forward contracts from transaction
         hedges.............................................            743
    Prepaid expenses........................................          9,687
                                                                -----------
---------------------------------------------------------------------------
             TOTAL ASSETS...................................     27,123,371
                                                                -----------
---------------------------------------------------------------------------
LIABILITIES:
    Foreign currency........................................        365,831
    Payables:
         Investment securities purchased....................        451,963
         Due to affiliates..................................         28,752
    Accrued expenses........................................         35,171
                                                                -----------
---------------------------------------------------------------------------
             TOTAL LIABILITIES..............................        881,717
                                                                -----------
---------------------------------------------------------------------------
NET ASSETS..................................................    $26,241,654
                                                                ===========
SHARES OUTSTANDING..........................................        928,791
                                                                ===========
NET ASSET VALUE PER SHARE...................................    $     28.25
                                                                ===========
===========================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 1999:
    Paid-in capital.........................................    $13,798,933
    Undistributed net realized gain.........................      1,861,174
    Unrealized foreign exchange gain........................          1,612
    Unrealized appreciation on investments..................     10,579,935
                                                                -----------
             NET ASSETS.....................................    $26,241,654
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
         $3,968)............................................    $    58,788
         Interest...........................................         22,182
                                                                -----------
---------------------------------------------------------------------------
           Total income.....................................         80,970
                                                                -----------
---------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        146,812
         Administration fee.................................        114,000
         Professional fees..................................         39,752
         Federal and state registration fees................         15,648
         Custodian fee......................................         43,775
         Transfer agent fees................................         36,292
         Trustees' fees.....................................          4,757
         Miscellaneous......................................         26,293
                                                                -----------
         Total expenses before fees waived and
         reimbursements.....................................        427,329
                                                                -----------
---------------------------------------------------------------------------
         Administration fee waived..........................       (100,298)
         Transfer agent fees waived.........................        (31,200)
         Expense reimbursement from advisor.................        (58,167)
                                                                -----------
           Total expenses net of fees waived and
           reimbursements...................................        237,664
                                                                -----------
---------------------------------------------------------------------------
             Net investment loss............................       (156,694)
                                                                -----------
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............      3,871,635
    Net realized foreign exchange loss......................        (86,751)
    Net change in unrealized foreign exchange gain..........          1,612
    Change in unrealized appreciation of investments........     10,579,935
                                                                -----------
---------------------------------------------------------------------------
             Net gain on investments........................     14,366,431
---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $14,209,737
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS:
  Operations:
    Net investment loss.....................................      $  (156,694)
    Net realized and unrealized gain on investments.........       14,366,431
                                                                  -----------
-------------------------------------------------------------------------------
         Net increase in net assets resulting from
          operations........................................       14,209,737
                                                                  -----------
-------------------------------------------------------------------------------
  Distributions to shareholders:
    Net investment income...................................               --
    Capital gains...........................................       (1,767,016)
                                                                  -----------
         Total distributions to shareholders................       (1,767,016)
                                                                  -----------
-------------------------------------------------------------------------------
  Capital share transactions:
    Proceeds from shares sold...............................       12,072,889
    Reinvestment of distributions...........................        1,767,016
    Cost of shares redeemed.................................          (40,982)
                                                                  -----------
         Net increase in net assets derived from capital
          share transactions................................       13,798,923
                                                                  -----------
         Total increase in net assets.......................       26,241,644
                                                                  -----------
-------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------
  Beginning of period.......................................      $        10
                                                                  -----------
  End of period.............................................      $26,241,654
                                                                  ===========
===============================================================================
Capital share transactions are as follows:
  Shares issued.............................................          858,953
  Shares reinvested.........................................           71,568
  Shares redeemed...........................................           (1,731)
                                                                  -----------
         Net increase from capital share transactions.......          928,790
                                                                  ===========
===============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

Net Asset value, beginning of period........................      $ 10.00
                                                                  -------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss.......................................         (.17)
  Net gains (losses) on investments (both realized and
    unrealized).............................................        21.14
                                                                  -------
         Total income (loss) from investment operations.....        20.97
                                                                  -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income......................           --
  Distributions from capital gains..........................        (2.72)
                                                                  -------
         Total distributions................................        (2.72)
                                                                  -------
Net asset value, end of period..............................      $ 28.25
                                                                  =======
         Total Return.......................................       213.65%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)......................      $26,242
  Ratio of expenses to average net assets...................         2.43%+
  Ratio of net investment loss to average net assets........        (1.60)%+
  Portfolio turnover........................................       267.86%

--------------------------------------------------------------------------------

+ Such ratios are after administrative agent and transfer agent waivers and Adviser expense reimbursements. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first seventeen months of its operations. For the period from December 31, 1998 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.50% of average net assets. For the period June 1, 1999 through May 31, 2000 the operating expense cap has been reduced to 2.40% of average net assets.

      Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
        DRIEHAUS EUROPEAN OPPORTUNITY FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the year ending December 31, 1999 (the fund's first year), the Driehaus European Opportunity Fund returned 169.90%. This compares with a return of 15.89% for the Morgan Stanley Capital International Europe Index and 27.49% for the Lipper European Region Fund Index in 1999. For the year, the Driehaus European Opportunity Fund ranked first among 138 funds listed in the Lipper European Region Fund group.*

    Growth investors were richly rewarded during the second half of 1999 as the European economies began to show positive signs of accelerating economic growth, which was driven primarily by the recovery in Asia and the emerging markets. This growth, combined with low inflation and low interest rates, created an attractive environment for aggressive growth investors. Persistent macroeconomic differences among Europe's largest economies continued to create unique investment opportunities, and the fund adapted its country allocation strategy to meet those opportunities. For example, unprecedented levels of strong domestic consumption in France drove continual upward revisions in the country's gross domestic product (GDP) growth forecasts. German industrial orders grew more than three times faster than expected in July, and 1999 was a year of recovery within the UK. The fund capitalized upon French growth by maintaining its consistently high weighting of 25% in French stocks. When upwards earnings revisions became visible, the fund's weighting in UK stocks grew to 22%, and by year end, exposure to German stocks had also increased to 17%.

    Although the Driehaus European Opportunity Fund is not a macro-oriented fund, we were able to capitalize upon several investment themes that emerged from the macroeconomic recovery in Europe by selectively applying our stock-oriented investment philosophy. First, the explosive growth in the use of personal communication devices--specifically, the prominent trend toward strong demand for mobile telephone handsets--created a wealth of investment opportunities. While the Nordic countries have led the world in mobile telephone penetration, in 1999, mobile telephone use increased in Germany, France, and England. The fund took a novel view of this trend and invested in companies like ARM Holdings PLC and Epcos AG that supplied the mobile handset industry. ARM Holdings PLC is a British company that designs microprocessors for semiconductor chip manufacturers and sells its expertise into the mobile handset manufacturing industry. As a result, the company experienced a strong increase in demand for its products and services. Another indirect beneficiary of handset demand was Epcos AG, a German manufacturer that sells electronic components to handset manufacturers. Strong demand for semiconductor chips, driven by the consumer demand for electronic devices, meant that semiconductor equipment manufacturers experienced strong increases in their order books. The fund invested in semiconductor equipment manufacturers like ASM Lithography Holding NV, a Dutch company that makes devices that burn patterns onto silicon chips.

    The second investment theme stemmed from the robust growth in advertising expenditures, driven by the economic recovery, the development of new financial services, the introduction of new automobiles, and the explosion in mobile telephone services. The fund took advantage of this growth by investing in NRJ SA, a French radio company that compounded its profit and sales growth by restructuring rates and improving the way in which it targeted customers' advertisements.

    Finally, now that surfing means logging on instead of going to the beach, who can ignore the Internet and the trend toward e-commerce? The fund took a lower risk route to Internet investing and selected the stocks of high-growth Internet consulting companies. Web agencies and consultants, like Sweden's Framfab AB, work with new dot com companies and with established businesses to create web sites and to develop e-commerce platforms. Framfab AB earns revenue by providing consulting and integration expertise to corporations developing e-business operations. Corresponding investments in software companies such as Germany's Intershop Communications AG provided good exposure to the blossoming e-commerce world. Intershop Communications AG makes packaged software that enables businesses to set up shop on the Internet.

    Looking into the new millennium, we are optimistic. European business leaders are increasingly savvy about exploiting new technologies and new business opportunities. Venture capital investment in Europe is booming, and new companies are regularly being brought to market. Advances in technology continue to develop many delightful and valuable products that should sustain the growth trends witnessed in 1999, and European economic data continue to surprise on the upside.

    Returns for 1999 were unusual, and we would caution that it would be normal to experience volatility or some amount of correction after the recent run-up in the valuations of growth companies. Thank you for supporting the fund during its first year. We are pleased that we have been able to reward your support by producing a fund that ranked first in the 1999 Lipper European Region Fund Index. We look forward to the upcoming year and are enthusiastic about the investment opportunities we see in Europe.

Sincerely,

/s/ Lynette Schroeder
Lynette Schroeder
Portfolio Manager
February 18, 2000

---------------

* The Fund's total return for the year ending 12/31/99 was ranked number one out of 138 funds by Lipper Analytical Services, Inc. in the Lipper European Region Fund category. During the period, the adviser reimbursed a portion of the Fund's expenses; otherwise the Fund's returns would have been lower.

                       DRIEHAUS EUROPEAN OPPORTUNITY FUND

-----------------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99
-----------------------------------------------------------------------------------------------------------
                                              DRIEHAUS EUROPEAN
                                                 OPPORTUNITY                             LIPPER EUROPEAN
                                                FUND (DREOX)      MSCI EUROPE INDEX     REGION FUND INDEX
                                              -----------------   -----------------     -----------------
 One Year (Since Inception 12/31/98)               169.90%              15.89%                27.49%
-----------------------------------------------------------------------------------------------------------

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                                                                                         LIPPER EUROPEAN REGION
                                                          DREOX                 MSCI EUROPE INDEX              FUND INDEX
                                                          -----                 -----------------        ----------------------
Dec 1998                                                  10000                       10000                       10000
Mar 1999                                                  10420                        9789                        9908
Jun 1999                                                  10830                        9759                       10071
Sep 1999                                                  12940                        9873                       10211
Dec 1999                                                  26990                       11589                       12749

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

    The graph compares the results of a $10,000 investment in the Fund, since December 31, 1998, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Europe Index with dividends reinvested and the Lipper European Region Fund Index with dividends reinvested for the same period.

    The MSCI Europe Index is a recognized benchmark of European stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 15 European countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper European Region Fund Index is an equally weighted managed index of the 30 largest qualifying funds that invest in equity securities with primary trading markets or operations concentrated in the European region or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 89.2%
----------------------------------------------------------
EUROPE -- 89.2%
  FRANCE -- 24.5%
    ALTEN**.....................      1,750   $    301,742
    Altran Technologies SA......        470        284,017
    Coheris Atix**..............        860        158,419
    Consodata SA**..............      5,145        233,181
    Europstat**.................        885        332,465
    FI System**.................      2,340        711,733
    GFI Informatique............      1,914        246,551
    Infogrames Entertainment
      SA**......................      1,400        231,242
    Integra-Net SA**............      2,855        415,210
    Ipsos**.....................      3,040        251,369
    Jet Multimedia..............        710        320,355
    M6 Metropole Television.....        515        255,192
    NRJ SA......................        515        354,520
    Prosodie SA.................      1,050        293,776
    Publicis SA.................        730        275,708
    STMicroelectronics NV.......      2,670        410,893
    Unilog SA...................      2,800        305,408
                                              ------------
                                                 5,381,781
                                              ------------
  UNITED KINGDOM -- 22.1%
    ARM Holdings PLC**..........      4,025        271,571
    Autonomy Corp. PLC**........     10,400        504,400
    Baltimore Technologies
      PLC**.....................      3,550        293,884
    Dialog Semiconductor
      PLC**.....................      6,000        435,089
    Easynet Group PLC**.........      9,670        272,178
    Eidos PLC**.................      3,750        330,127
    Fibernet Group PLC**........      8,005        227,576
    Jazztel PLC -- ADR**........      7,500        488,438
    NDS Group PLC -- ADR**......     10,000        305,000
    Pace Micro Technology
      PLC.......................     34,850        296,947
    Psion PLC...................      5,275        220,516
    The Future Network PLC**....     18,650        256,819
    The Sage Group PLC..........     40,750        497,296
    QXL.com PLC -- ADR**........      3,872        458,832
                                              ------------
                                                 4,858,673
                                              ------------

----------------------------------------------------------
                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
  GERMANY -- 17.4%
    ADVA AG Optical
      Networking**..............      2,125   $    402,357
    Aixtron AG..................      1,715        241,471
    EM TV & Merchandising
      AG........................      3,125        206,151
    Epcos AG**..................      4,975        370,783
    Fantastic Corp.**...........      2,105        381,609
    GFT Technologies AG**.......      2,820        289,697
    Intershop Communications
      AG**......................      1,990        569,201
    Kamps AG....................      4,320        300,211
    Kamps AG -- New**...........      2,100        145,937
    Pixelpark AG**..............      3,085        363,526
    Secunet Security AG**.......      4,645        210,988
    Steag Hamatech AG**.........      9,680        351,947
                                              ------------
                                                 3,833,878
                                              ------------
  SWEDEN -- 14.8%
    Adera AB -- B**.............      2,565        191,440
    Connecta AB**...............      7,575        258,198
    ConNova Group AB**..........     13,875        234,022
    Effnet Group AB**...........      6,300        225,846
    Enea Data AB................      3,430        264,063
    Framfab AB**................      3,975        719,499
    Information Highway AB**....      4,415        731,682
    NetCom AB -- B**............      4,600        323,319
    Societe Europeenne de
      Communication SA --
      B**.......................     42,100        314,216
                                              ------------
                                                 3,262,285
                                              ------------
  NETHERLANDS -- 3.5%
    ASM Lithography Holding
      NV -- ADR**...............      3,344        380,380
    KPNQwest NV**...............      5,763        383,658
                                              ------------
                                                   764,038
                                              ------------
  SWITZERLAND -- 2.5%
    ESEC Holding AG**...........        125        233,153
    Micronas Semiconductor
      Holding AG**..............      1,178        318,118
                                              ------------
                                                   551,271
                                              ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
  PORTUGAL -- 1.2%
    Servicos de Telecomunicacoes
      e Multimedia SGPS SA**....      4,700   $    267,307
                                              ------------
  SPAIN -- 1.1%
    Terra Networks SA**.........      4,516        246,745
                                              ------------
  ITALY -- 1.1%
    Gruppo Editoriale
      L'Espresso................     20,800        240,701
                                              ------------
  BELGIUM -- 1.0%
    Real Software -- VVPR
      Strips**..................         90              2
    Ubizen, Inc.**..............      3,655        215,346
                                              ------------
                                                   215,348
                                              ------------
    Total Europe................                19,622,027
                                              ------------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $9,768,607).................      89.2%   $ 19,622,027
  Other Assets in Excess of
    Liabilities.................      10.8%      2,375,263
                                 ----------   ------------
Net Assets......................     100.0%   $ 21,997,290
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:

Basis....................................  $  9,768,607
                                           ============
Gross Appreciation.......................  $  9,898,376
Gross Depreciation.......................       (44,956)
                                           ------------
  Net Appreciation.......................  $  9,853,420
                                           ============
**Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Broadcast & Publishing Services........     12.3%
Business & Publishing Services.........      8.4%
Communications.........................      1.2%
Electronic Systems/Devices.............      2.4%
Machinery & Engineering................      7.2%
Photo-Optical Equipment................      1.7%
Retailing -- Foods.....................      2.0%


                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Semiconductors/Components..............      6.6%
Software & EDP Services................     17.8%
Technology/Multi-Industry..............     21.7%
Telecommunications.....................      6.5%
Telephone Utilities....................      1.4%
Other Assets In Excess Of
  Liabilities..........................     10.8%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $9,768,607)..........    $19,622,027
    Cash....................................................      2,348,388
    Receivables:
         Dividends..........................................          5,602
         Interest...........................................            347
         Investment securities sold.........................         74,176
         Fund shares sold...................................         58,325
    Prepaid expenses........................................          9,684
                                                                -----------
---------------------------------------------------------------------------
             TOTAL ASSETS...................................     22,118,549
                                                                -----------
---------------------------------------------------------------------------
LIABILITIES:
    Foreign currency........................................            229
    Payables:
         Investment securities purchased....................         77,188
         Due to affiliates..................................         14,889
         Net unrealized depreciation on unsettled foreign
         currency forward contracts
           from transaction hedges..........................            123
    Accrued expenses........................................         28,830
                                                                -----------
---------------------------------------------------------------------------
             TOTAL LIABILITIES..............................        121,259
                                                                -----------
---------------------------------------------------------------------------
NET ASSETS..................................................    $21,997,290
                                                                ===========
SHARES OUTSTANDING..........................................        815,124
                                                                ===========
NET ASSET VALUE PER SHARE...................................    $     26.99
                                                                ===========
===========================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 1999:
    Paid-in capital.........................................    $11,335,149
    Undistributed net realized gain.........................        809,110
    Unrealized foreign exchange loss........................           (389)
    Unrealized appreciation on investments..................      9,853,420
                                                                -----------
             NET ASSETS.....................................    $21,997,290
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
         $2,650)............................................    $    47,785
         Interest...........................................         11,745
                                                                -----------
---------------------------------------------------------------------------
           Total Income.....................................         59,530
                                                                -----------
---------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        106,633
         Administration fee.................................        114,000
         Professional fees..................................         36,249
         Federal and state registration fees................         14,798
         Custodian fees.....................................         22,759
         Transfer agent fees................................         36,325
         Trustees' fees.....................................          4,644
         Miscellaneous......................................         24,069
                                                                -----------
         Total expenses before fees waived and
         reimbursements.....................................        359,477
                                                                -----------
---------------------------------------------------------------------------
         Administration fee waived..........................       (104,048)
         Transfer agent fees waived.........................        (31,200)
         Expense reimbursement from advisor.................        (74,942)
                                                                -----------
           Total expenses net of fees waived and
           reimbursements...................................        149,287
                                                                -----------
---------------------------------------------------------------------------
             Net investment loss............................        (89,757)
                                                                -----------
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............        927,809
    Net realized foreign exchange loss......................        (28,942)
    Net change in unrealized foreign exchange loss..........           (389)
    Change in unrealized appreciation of investments........      9,853,420
                                                                -----------
---------------------------------------------------------------------------
             Net gain on investments........................     10,751,898
                                                                -----------
---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $10,662,141
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS:
    Operations:
         Net investment loss................................        $   (89,757)
         Net realized and unrealized gain on investments....         10,751,898
                                                                    -----------
--------------------------------------------------------------------------------------
             Net increase in net assets resulting from
              operations....................................         10,662,141
                                                                    -----------
--------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................                 --
         Capital gains......................................                 --
                                                                    -----------
             Total distributions to shareholders............                 --
                                                                    -----------
--------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................         11,536,927
         Reinvestment of distributions......................                 --
         Cost of shares redeemed............................           (201,788)
                                                                    -----------
             Net increase in net assets derived from capital
              share transactions............................         11,335,139
                                                                    -----------
             Total increase in net assets...................         21,997,280
                                                                    -----------
--------------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------------
    Beginning of period.....................................        $        10
                                                                    -----------
    End of period...........................................        $21,997,290
                                                                    ===========
======================================================================================
    Capital share transactions are as follows:
         Shares issued......................................            822,951
         Shares reinvested..................................                 --
         Shares redeemed....................................             (7,828)
                                                                    -----------
             Net increase from capital share transactions...            815,123
                                                                    ===========
======================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

Net Asset value, beginning of period........................       $ 10.00
                                                                   -------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss.......................................          (.11)
  Net gains (losses) on investments (both realized and
    unrealized).............................................         17.10
                                                                   -------
         Total income from investment operations............         16.99
                                                                   -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income......................            --
  Distributions from capital gains..........................            --
                                                                   -------
         Total distributions................................            --
                                                                   -------
Net asset value, end of period..............................       $ 26.99
                                                                   =======
         Total Return.......................................        169.90%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)......................       $21,997
  Ratio of expenses to average net assets...................          2.10%+
  Ratio of net investment loss to average net assets........         (1.26)%+
  Portfolio turnover........................................        214.90%

--------------------------------------------------------------------------------

+ Such ratios are after administrative agent and transfer agent waivers and Adviser expense reimbursements. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first seventeen months of its operations. For the period from December 31, 1998 (the commencement of operations) through May 31, 2000 the Fund's operating expense cap will be 2.10% of average net assets.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
        DRIEHAUS ASIA PACIFIC GROWTH FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the period from January 1, 1999, through December 31, 1999, the Driehaus Asia Pacific Growth Fund returned 264.49%. This compares with a return of 59.66% for the Morgan Stanley Capital International Asia/Pacific Index and 78.34% for the Lipper Pacific Region Fund Index for 1999. For the year, the Driehaus Asia Pacific Growth Fund ranked first among the 56 funds in its Lipper Pacific Region Fund peer group.*

    The fund performed well due to its large investments in the technology and telecommunications sectors, which, at year end, accounted for 51% and 20% of the fund, respectively. Our overweighted position in these sectors stemmed from our analysis that Asia will need to invest a substantial amount in new technology to improve its efficiency and return on equity and catch up with the standards of the U.S. For example, in 1999, Japanese return on equity remained around 3% versus 18% in the U.S., and this was true for much of Southeast Asia as well. Investments in networking, enterprise resource planning, and efforts to make old-fashioned business models e-commerce compatible should continue to create new opportunities for us to invest in these sectors. We recognized early on the abundance of opportunities in the service/technology sector in Japan. While most international investors seemed to be focusing on traditional exporters like Sony and Honda, smaller Japanese companies were showing the greatest share price growth. The smaller Japanese index-the Jasdaq- outperformed the Nikkei, with the Jasdaq rising 244.5% in 1999 while the large cap Nikkei 225 gained 36.79%.

    Moreover, while the number of Internet subscribers in the U.S. started to plateau at around 90 million in 1999, Internet penetration in Asia was just starting to take off. Penetration is still approximately 10% in Asia (versus 40% in the U.S.) and growing at about 50% per annum. The shape of Asia's technological awakening is different from that in the U.S. in one key way: access to the Internet in Asia will not just be over PCs, but also cellular phones, web TV, and even game consoles such as Sega's new Dreamcast. Because PC penetration in Asia is much lower than in the U.S. and PC prices are generally higher, consumers have found it easier to access the web via these other devices.

    After NTT Mobile Communications Network, Inc., a Japanese cellular provider, launched its I-mode service in February 1999 (offering phones that can navigate the Internet) the number of users hit 3.1 million by December. This equaled 17% of total Japanese Internet subscribers. South Korea and Hong Kong are expected to see a similar burst of growth as their cellular companies have just introduced web-enabled phones.

    Several other stocks which successfully fit into our emphasis on technology and telecommunications in 1999 included:

- Mobilephone Telecommunications International, Ltd., a Japanese cell phone reseller, was one of the first companies to develop Internet content for cell phones. Its new web sites offer chat rooms, stock prices, and other information aimed at young people. Net profits are expected to grow 300% in 1999-2000.

- BMCMedia.com, Ltd., an Australian Internet advertising company, is expected to see its sales increase from $4.8 million in 1999 to $36 million in 2000 as the result of the increased acceptance of Internet advertising among Australian companies.

- Pacific Century CyberWorks, Ltd., a Hong Kong Internet venture capital company, is following the success of Japan's Softbank Corp. in making strategic investments in Asia's emerging Internet companies.

    In the latter part of 1999, the rapid rise in the valuations of Japanese stocks seemed to get ahead of itself, and, therefore, we cut the fund's weighting in Japan to 40%. We were also disappointed by the Japanese government's delay of two key reforms: the introduction of new bank insurance and consolidated tax accounting. Both of these measures would have encouraged further corporate restructuring.

    At the same time, we boosted our weightings in the rest of Asia to 58% due to more upside surprises in earnings. Several countries that had experienced political instability-including Taiwan, Malaysia, and India- recovered, and we increased our investments there as they caught up to the best performers such as Hong Kong, South Korea, and Singapore. In addition, Southeast Asian countries continued to open up their economies to increased foreign ownership. For example, China plans to liberalize its telecommunications sector as part of joining the World Trade Organization.

    Returns for 1999 were unusual, and we would caution that it would be normal to experience volatility or some amount of correction after the recent run-up in the valuations of growth companies. We remain optimistic that the Asian markets can do well over the long term. However, in the short term, they may have to contend with higher U.S. interest rates during the first half of 2000. One positive note is that the fund is not wedded to any particular country-such as Japan-so we can be flexible in shifting assets to the best countries and the best stocks.

Sincerely,

Eric J. Ritter
Eric J. Ritter, CFA
Portfolio Manager
February 18, 2000

---------------

* The Fund's total return for the year ending 12/31/99 was ranked number one out of 56 funds by Lipper Analytical Services, Inc. in the Lipper Pacific Region Fund category. During the period, the adviser reimbursed a portion of the Fund's expenses; otherwise the Fund's returns would have been lower.

                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99
--------------------------------------------------------------------------------

                                                  DRIEHAUS ASIA
                                                  PACIFIC GROWTH                             LIPPER PACIFIC
                                                       FUND              MSCI ASIA            REGION FUND
                                                     (DRAPX)           PACIFIC INDEX             INDEX
                                                  --------------       -------------         --------------
  One Year                                           264.49%              59.66%                 78.34%
  Since Inception (12/31/97 -- 12/31/99)              89.96%              27.63%                 31.56%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                                                                                          LIPPER PACIFIC REGION
                                                          DRAPX              MSCI ASIA PACIFIC INDEX           FUND INDEX
                                                          -----              -----------------------      ---------------------
Dec 1997                                                  10000                       10000                       10000
Mar 1998                                                   9950                       10462                       10282
Jun 1998                                                   8500                        9261                        8880
Sept 1998                                                  8300                        8058                        8081
Dec 1998                                                   9900                       10203                        9705
Mar 1999                                                  12160                       11336                       10443
Jun 1999                                                  16940                       12932                       12887
Sept 1999                                                 21940                       13984                       13647
Dec 1999                                                  36084                       16290                       17308

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $10,000 investment in the Fund, since December 31, 1997, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Asia Pacific Index with dividends reinvested and the Lipper Pacific Region Fund Index with dividends reinvested for the same period.

    The MSCI Asia Pacific Index is a recognized benchmark of Asian and Pacific Basin stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 15 Asian and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper Pacific Region Fund Index is an equally weighted managed index of the 10 largest qualifying funds that invest in securities with primary trading markets concentrated in the Western Pacific Basin or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 91.4%
----------------------------------------------------------
FAR EAST -- 90.6%
  JAPAN -- 37.4%
    Asatsu-DK, Inc. .............      5,800   $   391,700
    Avex, Inc. ..................        350        87,354
    Bellsystem 24, Inc. .........        200       219,242
    Cecile Co., Ltd. ............      3,000       124,205
    Cresco, Ltd. ................      2,300       265,636
    CSK Corp. ...................      2,000       324,949
    Drake Beam Morin-Japan,
      Inc. ......................        800       260,742
    Fast Retailing Co., Ltd. ....      1,100       447,881
    Focus System Corp. ..........      7,000       171,283
    Fujitsu Support & Service,
      Inc. ......................      1,000       490,359
    Hikari Tsushin, Inc. ........        300       601,938
    Hitachi Software Engineering
      Co., Ltd. .................      1,700       247,920
    Japan Asia Investment Co.,
      Ltd. ......................     25,000       411,080
    Japan Business Computer Co.,
      Ltd. ......................      6,000       270,138
    Japan Telecom Co., Ltd. .....          4       160,517
    Justsystem Corp.**...........      5,100       309,484
    Konami Co., Ltd. ............      4,100       732,358
    Kyocera Corp. -- ADR.........      1,300       340,600
    Matsushita Communication
      Industrial Co., Ltd. ......      2,000       528,531
    Mobilephone
      Telecommunications
      International, Ltd. .......         15     1,497,504
    Murata Manufacturing Co.,
      Ltd. ......................      2,000       469,805
    Nichii Gakkan Co. ...........      1,500       293,481
    NTT Mobile Communications
      Network, Inc. .............         12       461,584
    OBIC Co., Ltd. ..............         60        42,517
    Park24 Co., Ltd. ............      2,500       223,892
    Ryohin Keikaku Co., Ltd. ....        800       160,595
    Softbank Corp. ..............        400       382,891
    Taiyo Yuden Co., Ltd. .......      9,000       533,816
    The Goodwill Group, Inc. ....          5       244,690
    The Sailor Pen Co., Ltd. ....     14,000       287,756
    Tokyo Seimitsu Co., Ltd. ....      1,500       242,243
                                               -----------
                                                11,226,691
                                               -----------

----------------------------------------------------------
                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
  HONG KONG -- 11.9%
    ASM Pacific Technology,
      Ltd. ......................    208,000   $   374,648
    CCT Telecom Holdings,
      Ltd.**.....................    408,000       306,202
    China Telecom, Ltd. --
      ADR**......................      1,600       205,700
    Computer & Technologies
      Holdings, Ltd.**...........    380,000       476,141
    e-New Media Co., Ltd.**......    600,000       297,588
    Founder Hong Kong, Ltd.**....    220,000       272,789
    Giordano International,
      Ltd. ......................    200,000       208,834
    Globe Tech Holdings, Ltd. ...    380,000       446,382
    Johnson Electric Holdings,
      Ltd. ......................     23,000       149,799
    Li & Fung, Ltd. .............     70,000       178,161
    Pacific Century CyberWorks,
      Ltd.**.....................    281,000       663,843
                                               -----------
                                                 3,580,087
                                               -----------
  AUSTRALIA -- 11.7%
    Aristocrat Leisure, Ltd. ....     27,155       390,714
    BMCMedia.com, Ltd.**.........    260,000       495,378
    Computershare, Ltd. .........     98,600       485,852
    CSL, Ltd.....................     13,900       199,997
    ecorp, Ltd.**................    115,000       287,865
    Melbourne IT, Ltd.**.........     70,000       392,249
    Powerlan, Ltd.**.............    396,000       385,055
    Securenet, Ltd.**............     51,500       233,465
    Solution 6 Holdings,
      Ltd.**.....................     37,000       403,529
    Technology One, Ltd.**.......    130,000       250,251
                                               -----------
                                                 3,524,355
                                               -----------
  SOUTH KOREA -- 7.8%
    Cheil Communications,
      Inc. ......................      6,300       476,592
    Comtec System Co., Ltd. .....     15,000       203,435
    Cybertek Holdings, Inc.**....        100         1,541
    Daou Technology, Inc.**......        679        23,626
    Garnet Systems Co., Ltd.**...     23,000       500,308
    Hyundai Electronics
      Industries Co.**...........      3,043        64,585
    Insung Information**.........      8,400       287,028
    Korea Data Systems...........      9,365       107,227
    Korea Telecom Freetel**......        600       150,330
    Samsung Electronics..........        551       129,076
    Sewon Telecom, Ltd.**........     12,000       209,247
    Trigem Computer, Inc. .......      1,767       196,084
                                               -----------
                                                 2,349,079
                                               -----------
  TAIWAN -- 5.7%
    Acer Peripherals, Inc. ......    122,127       505,863
    Ambit Microsystems Corp. ....     35,000       259,838
    Hitron Technology, Inc.**....     43,900       262,966
    Mercuries Data Systems,
      Ltd.**.....................     78,000       188,880
    Systex Corp.**...............     38,000       259,105
    WYSE Technology Taiwan,
      Ltd. ......................    123,000       239,063
                                               -----------
                                                 1,715,715
                                               -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
  THAILAND -- 4.4%
    Advanced Info Service Public
      Co., Ltd. (Foreign)**......     24,300   $   407,742
    Grammy Entertainment Public
      Co., Ltd. (Foreign)........     76,400       259,636
    National Finance Public Co.,
      Ltd. (Foreign)**...........    360,000       160,096
    Shin Corp. Public Co., Ltd.
      (Foreign)**................      4,500        42,533
    Siam Commercial Bank Public
      Co., Ltd. (Pref.)
      (Foreign)**................    130,000       158,768
    TelecomAsia Corp. Public Co.,
      Ltd. (Foreign)**...........    220,000       286,207
                                               -----------
                                                 1,314,982
                                               -----------
  SINGAPORE -- 4.3%
    MediaRing.com, Ltd.**........    250,000       270,189
    NatSteel Electronics,
      Ltd. ......................     50,000       264,185
    Singapore Press Holdings,
      Ltd. ......................      5,000       108,376
    Star Cruises PLC.............     62,000       632,400
                                               -----------
                                                 1,275,150
                                               -----------
  MALAYSIA -- 3.7%
    Digi Swisscom Berhad**.......    163,000       175,868
    Mesiniaga Berhad**...........    240,000       508,421
    Star Publications............     79,000       222,447
    Unisem (M) Berhad............     31,000       199,053
                                               -----------
                                                 1,105,789
                                               -----------
  INDIA -- 1.7%
    Infosys Technologies, Ltd. --
      ADR........................      1,500       495,000
                                               -----------
  PHILIPPINES -- 1.1%
    ABS-CBN Broadcasting
      Corp.**....................    203,400       252,357
    International Container
      Terminal Services,
      Inc.**.....................    516,000        46,735
    La Tondena Distillers,
      Inc. ......................     50,000        39,702
                                               -----------
                                                   338,794
                                               -----------
  INDONESIA -- 0.9%
    PT Astra International
      Tbk**......................    132,000        70,841
    PT Matahari Putra Prima
      Tbk**......................  1,210,000       203,470
                                               -----------
                                                   274,311
                                               -----------
    Total Far East...............               27,199,953
                                               -----------

----------------------------------------------------------
                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
NORTH AMERICA -- 0.8%
  UNITED STATES -- 0.8%
    MyWeb, Inc.com**.............      8,606   $   232,363
                                               -----------
    Total North America..........                  232,363
                                               -----------
    Total Equity Securities
      (Cost $16,986,273).........               27,432,316
                                               -----------
RIGHTS/WARRANTS -- 0.5%
----------------------------------------------------------
  THAILAND -- 0.2%
    Siam Commercial Bank Public
      Co., Ltd. (Pref.) (Foreign)
      -- Warrants**..............    150,000        69,693
                                               -----------
  MALAYSIA -- 0.2%
    Digi Swisscom Berhad --
      Rights**...................     81,500        61,125
                                               -----------
  SOUTH KOREA -- 0.1%
    Garnet Systems Co., Ltd. --
      Rights**...................      2,484        23,692
                                               -----------
    Total Rights/Warrants
      (Cost $92,377).............                  154,510
                                               -----------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $17,078,650).................      91.9%   $27,586,826
  Other Assets in Excess of
    Liabilities..................       8.1%     2,445,237
                                   ---------   -----------
Net Assets.......................     100.0%   $30,032,063
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:

Basis....................................  $ 17,078,650
                                           ============
Gross Appreciation.......................  $ 10,783,418
Gross Depreciation.......................      (275,242)
                                           ------------
  Net Appreciation.......................  $ 10,508,176
                                           ============
**Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Automobiles............................      0.2%
Banking................................      0.8%
Beverages & Tobacco....................      0.1%
Broadcast & Publishing Services........      3.5%
Business & Publishing Services.........      2.2%
Clothing...............................      0.7%
Communications.........................      0.8%
Computer Manufacturers.................      2.7%
Data Processing........................      0.9%
Electrical & Electronics...............      0.5%
Electronic Components..................     10.7%
Electronic Systems/Devices.............      2.0%
Financial Services.....................      1.9%
Health Care............................      1.0%
Investments............................      0.6%
Leisure................................      2.1%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Leisure & Tourism......................      2.2%
Merchandising..........................      2.6%
Office/Communications Equipment........      2.4%
Other Computers........................      0.1%
Retailing -- Goods.....................      1.5%
Semiconductors/Components..............      2.3%
Services to Medical Profession.........      0.7%
Software & EDP Services................     19.7%
Technology/Multi-Industry..............      9.1%
Telecommunications.....................     18.7%
Telephone Utilities....................      1.0%
Tools & Hardware.......................      0.7%
Transportation/Multi-Industry..........      0.2%
Other Assets In Excess Of
  Liabilities..........................      8.1%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $17,078,650).........    $27,586,826
    Cash....................................................      2,170,782
    Receivables:
         Dividends..........................................          2,276
         Interest...........................................         10,128
         Fund shares sold...................................        432,046
    Prepaid expenses........................................         11,085
    Deferred organizational costs...........................         17,580
                                                                -----------
---------------------------------------------------------------------------
             TOTAL ASSETS...................................     30,230,723
                                                                -----------
---------------------------------------------------------------------------
LIABILITIES:
    Foreign currency........................................          7,265
    Payables:
         Investment securities purchased....................        112,654
         Due to affiliates..................................         36,261
         Net unrealized depreciation on unsettled foreign
         currency forward contracts from transaction
         hedges.............................................            822
    Accrued expenses........................................         41,658
                                                                -----------
---------------------------------------------------------------------------
             TOTAL LIABILITIES..............................        198,660
                                                                -----------
---------------------------------------------------------------------------
NET ASSETS..................................................    $30,032,063
                                                                ===========
SHARES OUTSTANDING..........................................        962,741
                                                                ===========
NET ASSET VALUE PER SHARE...................................    $     31.19
                                                                ===========
===========================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 1999:
    Paid-in capital.........................................    $15,327,367
    Undistributed net realized gain.........................      4,196,440
    Unrealized foreign exchange gain........................             80
    Unrealized appreciation on investments..................     10,508,176
                                                                -----------
             NET ASSETS.....................................    $30,032,063
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $6,366)...........................................      $    54,200
         Interest...........................................           30,201
                                                                  -----------
-------------------------------------------------------------------------------
           Total income.....................................           84,401
                                                                  -----------
-------------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................          175,273
         Administration fee.................................          114,000
         Professional fees..................................           37,259
         Federal and state registration fees................           13,798
         Custodian fee......................................           45,798
         Transfer agent fees................................           36,397
         Trustees' fees.....................................            3,820
         Amortization of organization costs.................            5,854
         Miscellaneous......................................           30,767
                                                                  -----------
         Total expenses before fees waived and
          reimbursements....................................          462,966
                                                                  -----------
-------------------------------------------------------------------------------
         Administration fee waived..........................          (97,641)
         Transfer agent fees waived.........................          (31,200)
         Expense reimbursement from advisor.................          (30,289)
                                                                  -----------
           Total expenses net of fees waived and
           reimbursements...................................          303,836
                                                                  -----------
-------------------------------------------------------------------------------
             Net investment loss............................         (219,435)
                                                                  -----------
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............        8,353,996
    Net realized foreign exchange loss......................         (170,692)
    Net change in unrealized foreign exchange gain..........              768
    Change in unrealized appreciation of investments........        9,638,887
                                                                  -----------
-------------------------------------------------------------------------------
             Net gain on investments........................       17,822,959
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $17,603,524
                                                                  ===========
===============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                            For the period
                                                                                                               from the
                                                                                                             commencement
                                                                             For the three month period     of operations
                                                        For the year              October 1, 1998         December 31, 1997
                                                           ended                      through                  through
                                                     December 31, 1999           December 31, 1998        September 30, 1998
----------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
    Operations:
        Net investment loss.....................        $  (219,435)                 $  (20,191)              $   (8,979)
        Net realized and unrealized gain (loss)
          on investments........................         17,822,959                     792,901                 (630,577)
                                                        -----------                  ----------               ----------
----------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net
              assets resulting from
              operations........................         17,603,524                     772,710                 (639,556)
                                                        -----------                  ----------               ----------
----------------------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
        Net investment income...................                 --                          --                       --
        Capital gains...........................         (3,257,162)                         --                       --
                                                        -----------                  ----------               ----------
            Total distributions to
              shareholders......................         (3,257,162)                         --                       --
                                                        -----------                  ----------               ----------
----------------------------------------------------------------------------------------------------------------------------
    Capital share transactions:
        Proceeds from shares sold...............         13,766,077                     610,000                4,318,619
        Reinvestment of distributions...........          3,257,162                          --                       --
        Cost of shares redeemed.................         (6,302,441)                         --                  (96,870)
                                                        -----------                  ----------               ----------
            Net increase in net assets derived
              from capital share transactions...         10,720,798                     610,000                4,221,749
                                                        -----------                  ----------               ----------
            Total increase in net assets........         25,067,160                   1,382,710                3,582,193
                                                        -----------                  ----------               ----------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
    Beginning of period.........................        $ 4,964,903                  $3,582,193               $       --
                                                        -----------                  ----------               ----------
    End of period...............................        $30,032,063                  $4,964,903               $3,582,193
                                                        ===========                  ==========               ==========
============================================================================================================================
    Capital share transactions are as follows:
        Shares issued...........................            674,329                      69,795                  442,994
        Shares reinvested.......................            117,928                          --                       --
        Shares redeemed.........................           (330,928)                         --                  (11,377)
                                                        -----------                  ----------               ----------
            Net increase from capital share
              transactions......................            461,329                      69,795                  431,617
                                                        ===========                  ==========               ==========
============================================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                            For the period
                                                                                               from the
                                                                   For the three             commencement
                                                                    month period            of operations
                                           For the year           October 1, 1998         December 31, 1997
                                               ended                  through                  through
                                         December 31, 1999       December 31, 1998        September 30, 1998
------------------------------------------------------------------------------------------------------------
Net Asset value, beginning of period...       $  9.90                 $  8.30                  $ 10.00
                                              -------                 -------                  -------
  INCOME (LOSS) FROM INVESTMENT
    OPERATIONS:
  Net investment loss..................          (.23)                  (0.04)                   (0.02)
  Net gains (losses) on investments
    (both realized and unrealized).....         25.85                    1.64                    (1.68)
                                              -------                 -------                  -------
         Total income (loss) from
           investment operations.......         25.62                    1.60                    (1.70)
                                              -------                 -------                  -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
    income.............................            --                      --                       --
  Distributions from capital gains.....         (4.33)                     --                       --
                                              -------                 -------                  -------
         Total distributions...........         (4.33)                     --                       --
                                              -------                 -------                  -------
Net asset value, end of period.........       $ 31.19                 $  9.90                  $  8.30
                                              =======                 =======                  =======
         Total Return..................        264.49%                  19.28%**                (17.00)%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    000's).............................       $30,032                 $ 4,965                  $ 3,582
  Ratio of expenses to average net
    assets.............................          2.60%+                  2.95%*+                  2.95%*+
  Ratio of net investment loss to
    average net assets.................         (1.88)%+                (2.64)%*+                (0.45)%*+
  Portfolio turnover...................        362.55%                  92.40%**                283.59%**
  Annualized portfolio turnover........        362.55%                 366.60%                  379.16%

--------------------------------------------------------------------------------

 * Annualized.

** Not Annualized.

+ Such ratios are after administrative agent and transfer agent waivers and Adviser expense reimbursements. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first twenty-nine months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.95% of average net assets. For the period June 1, 1999 through May 31, 2000 the operating expense cap has been reduced to 2.50% of average net assets.

      Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
      DRIEHAUS EMERGING MARKETS GROWTH FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the period January 1, 1999, through December 31, 1999, the Driehaus Emerging Markets Growth Fund returned 114.16%. This compares with a return of 68.82% for the Morgan Stanley Capital International (MSCI) Emerging Markets Index and 68.97% for the Lipper Emerging Markets Fund Index for 1999. For the year, the Driehaus Emerging Markets Growth Fund ranked fourth among the 180 funds in the Lipper Emerging Markets Fund peer group.*

    Since the fund's inception on January 1, 1998, the Driehaus Emerging Markets Growth Fund posted an annualized return of 36.74%, compared with the MSCI Emerging Markets Index's 13.86% and the Lipper Emerging Markets Funds Index's 11.16% over the same period.

    The fund's outperformance in 1999 was largely achieved during the fourth quarter of the year, when our strong overweighting of the technology and telecommunications sectors propelled the fund to a quarterly gain of more than 62%. Our technology and telecom investments covered a broad spectrum of stocks, including Internet-related companies, in emerging markets across Asia, Latin America, Central and Eastern Europe, and the Middle East. Some examples held by the fund during this period included Satayam Infowave Ltd., the second largest Internet service provider/portal in India that demonstrated rapid revenue growth; Dogan Yayin Holding AS, a Turkish media company that entered the Internet market and is now bidding for a cellular license; and FirstCom Corp., a competitive exchange carrier with fiber optic networks offering long distance and data services to corporate clients in Peru, Chile, and Colombia. FirstCom Corp. may add the Brazilian market through a merger with AT&T Latin America to extend its data network throughout Latin America. Examples on the mobile telecom side include Egyptian Mobile Phone Services, which has the dominant market share in that country, and M-Cell Ltd., a highly profitable South African company.

    During the latter part of 1999, we saw a resurgence in economic growth in almost every emerging market. Much of this resurgence can be attributed to lower interest rates, as currencies stabilized and corporate earnings rebounded. This, in turn, resulted in renewed investment in these economies on both the equity and debt sides, further fueling their recovery. Asia continued to show progress in its rebound from the global financial crisis of 1997-1998, as exports rose dramatically, especially in the electronics sector. Countries such as Taiwan, Singapore, and Malaysia continued to benefit from the strong trend toward contract outsourcing in the manufacture of components for mobile phones and personal computers. India also strengthened on the back of growing exports, especially in computer software, which accounted for 10% of India's total exports in 1999. The country's software exports are expected to grow at 50% over the next few years, and this high-margin industry should continue to fuel growth in India's technology sector as well as the economy as a whole.

    During the fourth quarter, emerging markets in Hungary, the Czech Republic, and Poland, which depend heavily on exports to Western Europe, were positively affected by the burgeoning recovery of economies in the western part of the continent. During 1999, the fund was heavily overweighted in Turkey, where the equity market rose almost 400% for the year. The Turkish economy benefited from the efforts of the pro-reform government that, with the help of the International Monetary Fund, created a new currency policy aimed at reducing inflation. In addition, Turkey was given the green light to apply for admission into the European Union.

    In South Africa, interest rates declined and the currency stabilized during 1999. Rising commodity prices in platinum, paper/pulp, and gold were also highly positive for the South African economy. The increase in commodity prices also benefited the Latin American region. Latin American economies continue to be linked and highly leveraged to the performance of the U.S. economy. This was especially true in Mexico, where 1999 saw an economic rebound, particularly in the northern part of the country, due to strong export sales to the U.S.

    Returns for 1999 were unusual, and we would caution that it would be normal to experience volatility or some amount of correction after the recent run-up in the valuations of growth companies. Given the improving scenario across the board, we remain highly positive on the long-term prospects of the emerging markets. Forecasted earnings growth is expected to be extremely strong, while as a whole, these markets are still trading below the peak highs seen during 1993. As the economies in these countries continue to emerge from a recessionary cycle, our outlook anticipates another strong year.

Sincerely,

Emery R. Brewer
Emery R. Brewer
Portfolio Manager
February 18, 2000

---------------

* The Fund's total return for the year ending 12/31/99 was ranked number four out of 180 funds by Lipper Analytical Services, Inc. in the Lipper Emerging Markets Fund category. During the period, the adviser reimbursed a portion of the Fund's expenses; otherwise the Fund's returns and ranking may have been lower.

                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99
--------------------------------------------------------------------------------

                                               DRIEHAUS EMERGING
                                                MARKETS GROWTH      MSCI EMERGING     LIPPER EMERGING
                                                 FUND (DREGX)       MARKETS INDEX    MARKETS FUND INDEX
                                               -----------------    -------------    ------------------
  One Year                                          114.16%            68.82%              68.97%
  Since Inception (12/31/97 -- 12/31/99)             36.74%            13.86%              11.16%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                                                              MSCI EMERGING MARKETS          LIPPER EMERGING
                                                          DREGX                       INDEX                MARKETS FUND INDEX
                                                          -----               ---------------------        ------------------
Dec 1997                                                  10000                       10000                       10000
Mar 1998                                                  10550                       10722                       10512
Jun 1998                                                   9520                        8183                        8300
Sept 1998                                                  7560                        6504                        6331
Dec 1998                                                   8730                        7679                        7313
Mar 1999                                                   9380                        8663                        7894
Jun 1999                                                  12230                       10926                        9880
Sept 1999                                                 11480                       10374                        9190
Dec 1999                                                  18696                       12964                       12357

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $10,000 investment in the Fund, since December 31, 1997, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Emerging Markets Index with dividends reinvested and the Lipper Emerging Markets Fund Index with dividends reinvested for the same period.

    The MSCI Emerging Markets Index is a recognized benchmark of Emerging Markets stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 26 Emerging Markets countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper Emerging Markets Fund Index is an equally weighted managed index of the 30 largest qualifying funds. Funds in this index seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where "emerging markets" is defined by a country's per-capita GNP or other economic measure. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 93.9%
----------------------------------------------------------
FAR EAST -- 35.3%
  SOUTH KOREA -- 11.4%
    Cheil Communications,
      Inc. .....................        707   $     53,484
    Dacom Corp.**...............        220        113,342
    Daou Technology, Inc.**.....        251          8,731
    Haansoft, Inc.**............      6,000        277,939
    Hanaro Telecom, Inc.**......      5,020         86,872
    Hanjin Transportation
      Co.**.....................      2,940        101,236
    Insung Information**........      2,005         68,511
    Kookmin Bank................        562          8,810
    Korea Telecom Corp. --
      ADR.......................      2,820        210,795
    Samsung Electronics.........        550        128,842
    Trigem Computer, Inc. ......      1,261        139,927
                                              ------------
                                                 1,198,489
                                              ------------
  TAIWAN -- 7.0%
    Acer Peripherals, Inc. .....     26,784        110,942
    Asustek Computer, Inc. --
      GDR.......................         10            139
    Far Eastern Textile, Ltd....     40,940         97,833
    Hitron Technology, Inc.**...     18,500        110,817
    President Chain Store
      Corp......................      3,780         16,681
    Systex Corp.**..............     23,000        156,827
    Taiwan Semiconductor
      Manufacturing Co., Ltd. --
      ADR**.....................      2,340        105,300
    WYSE Technology Taiwan,
      Ltd. .....................     70,000        136,052
                                              ------------
                                                   734,591
                                              ------------
  HONG KONG -- 5.4%
    China.com Corp. -- A**......        500         39,313
    Computer & Technologies
      Holdings, Ltd.**..........    130,000        162,890
    Globe Tech Holdings, Ltd....    192,000        225,540
    Quality Healthcare Asia,
      Ltd.**....................    350,000        137,047
                                              ------------
                                                   564,790
                                              ------------
  SINGAPORE -- 5.1%
    Chartered Semiconductor
      Manufacturing, Ltd. --
      ADR**.....................      2,000        146,000
    Datacraft Asia, Ltd. .......     25,032        207,766
    Star Cruises PLC............     18,000        183,600
                                              ------------
                                                   537,366
                                              ------------
  THAILAND -- 2.6%
    Advanced Info Service Public
      Co., Ltd. (Foreign)**.....     10,000        167,795
    Grammy Entertainment Public
      Co., Ltd. (Foreign).......     31,000        105,350
                                              ------------

----------------------------------------------------------
                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
                                              $    273,145
                                              ------------
  INDIA -- 2.0%
    Infosys Technologies,
      Ltd. -- ADR...............        300   $     99,000
    Satyam Infoway, Ltd. --
      ADR**.....................        750        116,250
                                              ------------
                                                   215,250
                                              ------------
  MALAYSIA -- 0.9%
    Digi Swisscom Berhad**......     90,000         97,105
                                              ------------
  INDONESIA -- 0.9%
    PT Astra International
      Tbk**.....................    180,000         96,601
                                              ------------
    Total Far East..............                 3,717,337
                                              ------------
EUROPE -- 19.2%
  TURKEY -- 8.0%
    Aksigorta AS................  2,000,000        121,681
    Alcatel Teletas
      Telekomunikasyon Endustri
      ve Ticaret AS.............    600,000        132,743
    Dogan Yayin Holding AS**.... 12,600,000        185,841
    Global Menkul Degerler
      AS**...................... 16,500,000         76,051
    Haci Omer Sabanci Holding
      AS -- ADR.................      8,270        120,071
    Yapi ve Kredi Bankasi AS --
      GDR.......................      6,922        204,214
                                              ------------
                                                   840,601
                                              ------------
  RUSSIA -- 4.5%
    AO Tatneft -- ADR...........      9,000         85,500
    Golden Telecom, Inc.**......      6,225        199,200
    LUKoil Holdings -- ADR......      3,700        192,400
                                              ------------
                                                   477,100
                                              ------------
  POLAND -- 2.7%
    Art Marketing Syndicate
      SA**......................     10,000        118,017
    Optimus SA..................      9,000        170,641
                                              ------------
                                                   288,658
                                              ------------
  SPAIN -- 1.7%
    Terra Networks SA**.........      3,360        183,583
                                              ------------
  HUNGARY -- 1.7%
    OTP Bank Rt. -- GDR.........      3,000        174,750
                                              ------------
  GREECE -- 0.6%
    Folli-Follie Abee...........      1,320         58,893
                                              ------------
    Total Europe................                 2,023,585
                                              ------------


      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
NORTH AMERICA -- 13.4%
  MEXICO -- 10.3%
    Alfa SA**...................     20,000   $     93,931
    Consorcio Ara SA de CV**....    105,000        173,984
    Corporacion Interamericana
      de Entretenimiento SA --
      B**.......................     35,000        139,815
    Grupo Financiero Banorte SA
      de CV -- O**..............    115,000        173,562
    Grupo Televisa SA --
      GDR**.....................      3,160        215,670
    Nuevo Grupo Iusacell de CV
      SA -- ADR -- V**..........      9,164        136,887
    Telefonos de Mexico SA --
      ADR -- L..................      1,320        148,500
                                              ------------
                                                 1,082,349
                                              ------------
  UNITED STATES -- 3.1%
    EuroWeb International
      Corp.**...................      8,000         92,500
    FirstCom Corp.**............      5,050        185,588
    StarMedia Network, Inc.**...      1,100         44,069
                                              ------------
                                                   322,157
                                              ------------
    Total North America.........                 1,404,506
                                              ------------
SOUTH AMERICA -- 11.2%
  BRAZIL -- 10.6%
    Empresa Brasileira de
      Aeronautica SA (Pref.)....     25,000        112,787
    Gerdau SA (Pref.)...........  3,600,000         95,655
    Globo Cabo SA -- ADR........     14,300        257,400
    Petroleo Brasileiro SA
      (Pref.) -- ADR............      6,388        163,839
    Tele Norte Leste
      Participacoes SA -- ADR...      7,100        181,050
    Telemig Celular
      Participacoes SA -- ADR...      4,062        187,615
    Usinas Siderurgicas de Minas
      Gerais SA (Pref.) -- A....     20,800        112,837
                                              ------------
                                                 1,111,183
                                              ------------
  ARGENTINA -- 0.6%
    El Sitio, Inc.**............      1,800         66,150
                                              ------------
    Total South America.........                 1,177,333
                                              ------------
MIDDLE EAST -- 10.0%
  EGYPT -- 3.6%
    Commercial International
      Bank -- GDR...............      8,000        114,560
    Egyptian Company for Mobile
      Services**................      5,730        262,567
                                              ------------
                                                   377,127
                                              ------------

----------------------------------------------------------
                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
  ISRAEL -- 6.4%
    AudioCodes, Ltd.**..........      2,400   $    220,800
    Check Point Software
      Technologies, Ltd.**......        931        185,036
    Formula Systems, Ltd. --
      ADR**.....................      3,000        125,813
    Orbotech, Ltd.**............      1,905        147,638
                                              ------------
                                                   679,287
                                              ------------
    Total Middle East...........                 1,056,414
                                              ------------
AFRICA -- 4.8%
  SOUTH AFRICA -- 4.8%
    African Bank Investments,
      Ltd.**....................     55,000        113,485
    Computer Configurations
      Holdings, Ltd.**..........        162            632
    De Beers -- Centenary Linked
      Units.....................      3,400         98,879
    M-Cell, Ltd.................     29,000        112,137
    Softline, Ltd.**............    115,000        184,037
                                              ------------
                                                   509,170
                                              ------------
    Total Africa................                   509,170
                                              ------------
    Total Equity Securities
      (Cost $5,941,337).........                 9,888,345
                                              ------------

RIGHTS/WARRANTS -- 0.3%
----------------------------------------------------------
  GREECE -- 0.3%
    Arcadia Metal Industrial C.
      Rokas SA -- Rights**......      1,680         30,140
                                              ------------
  THAILAND -- 0.0%
    Seamico Securities Public
      Co., Ltd.
      (Foreign) -- Warrants**...      6,000          2,549
                                              ------------
    Total Rights/Warrants (Cost
      $37,623)..................                    32,689
                                              ------------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $5,978,960).................      94.2%   $  9,921,034
  Other Assets in Excess of
    Liabilities.................       5.8%        615,980
                                 ----------   ------------
Net Assets......................     100.0%   $ 10,537,014
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:

Basis....................................  $  5,978,960
                                           ============
Gross Appreciation.......................  $  4,029,961
Gross Depreciation.......................       (87,887)
                                           ------------
  Net Appreciation.......................  $  3,942,074
                                           ============
**Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Aerospace..............................      1.1%
Automobiles............................      0.9%
Banking................................      5.4%
Broadcast & Publishing Services........      7.1%
Business & Publishing Services.........      1.1%
Capital Goods/Multi-Industry...........      2.0%
Computer Manufacturers.................      3.6%
Data Processing........................      1.7%
Electrical.............................      0.3%
Electronic Systems/Devices.............      4.3%
Finance/Multi-Industry.................      0.1%
Financial Services.....................      2.7%
Health Care............................      1.3%
Home Building..........................      1.7%
Insurance..............................      1.2%
Investments............................      1.8%
Leisure................................      1.7%
Leisure & Tourism......................      1.3%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Merchandising..........................      0.6%
Metals -- Steel........................      2.0%
Miscellaneous Materials................      0.9%
Office/Communications Equipment........      1.1%
Oil....................................      4.2%
Other Computers........................      1.4%
Retailing -- Foods.....................      0.2%
Semiconductors/Components..............      2.0%
Software & EDP Services................      7.0%
Technology/Multi-Industry..............      8.5%
Telecommunications.....................     21.1%
Telephone Utilities....................      3.1%
Textiles & Apparel.....................      0.9%
Transportation -- Shipping.............      1.0%
Wireless Messaging Service.............      0.9%
Other Assets In Excess Of
  Liabilities..........................      5.8%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $5,978,960)..........    $ 9,921,034
    Foreign currency (Cost $300,424)........................        301,516
    Cash....................................................         99,576
    Receivables:
         Dividends..........................................         18,565
         Investment securities sold.........................        205,214
         Fund shares sold...................................          2,000
         Due from affiliates................................          3,540
    Prepaid expenses........................................         12,045
    Deferred organizational costs...........................         17,621
                                                                -----------
---------------------------------------------------------------------------
             TOTAL ASSETS...................................     10,581,111
                                                                -----------
---------------------------------------------------------------------------
LIABILITIES:
    Accrued expenses........................................         44,097
                                                                -----------
---------------------------------------------------------------------------
             TOTAL LIABILITIES..............................         44,097
                                                                -----------
---------------------------------------------------------------------------
NET ASSETS..................................................    $10,537,014
                                                                ===========
SHARES OUTSTANDING..........................................        573,826
                                                                ===========
NET ASSET VALUE PER SHARE...................................    $     18.36
                                                                ===========
===========================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 1999:
    Paid-in capital.........................................    $ 5,684,924
    Undistributed net realized gain.........................        908,995
    Unrealized foreign exchange gain........................          1,021
    Unrealized appreciation on investments..................      3,942,074
                                                                -----------
             NET ASSETS.....................................    $10,537,014
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (net of non-reclaimable foreign taxes of
         $3,770)............................................    $   68,241
         Interest...........................................         6,675
         Other..............................................         5,146
                                                                ----------
--------------------------------------------------------------------------
           Total income.....................................        80,062
                                                                ----------
--------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        93,249
         Administration fee.................................       114,000
         Professional fees..................................        35,580
         Federal and state registration fees................        10,871
         Custodian fee......................................        69,471
         Transfer agent fees................................        36,182
         Trustees' fees.....................................         3,818
         Amortization of organization costs.................         5,862
         Miscellaneous......................................        28,469
                                                                ----------
         Total expenses before fees waived and
         reimbursements.....................................       397,502
                                                                ----------
--------------------------------------------------------------------------
         Administration fee waived..........................      (105,297)
         Transfer agent fees waived.........................       (31,200)
         Expense reimbursement from advisor.................      (100,622)
                                                                ----------
           Total expenses net of fees waived and
           reimbursements...................................       160,383
                                                                ----------
--------------------------------------------------------------------------
             Net investment loss............................       (80,321)
                                                                ----------
--------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............     2,062,920
    Net realized foreign exchange loss......................       (69,185)
    Net change in unrealized foreign exchange gain..........         5,768
    Change in unrealized appreciation of investments........     3,717,434
                                                                ----------
--------------------------------------------------------------------------
             Net gain on investments........................     5,716,937
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $5,636,616
                                                                ==========
==========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                           For the period
                                                                                                              from the
                                                                                                            commencement
                                                                            For the three month period     of operations
                                                      For the year               October 1, 1998         December 31, 1997
                                                          ended                      through                  through
                                                    December 31, 1999           December 31, 1998        September 30, 1998
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
    Operations:
        Net investment loss...................         $   (80,321)                 $  (11,895)             $   (11,861)
        Net realized and unrealized gain
          (loss) on investments...............           5,716,937                     553,317               (1,228,857)
                                                       -----------                  ----------              -----------
---------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net
              assets resulting from
              operations......................           5,636,616                     541,422               (1,240,718)
                                                       -----------                  ----------              -----------
---------------------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
        Net investment income.................                  --                          --                       --
        Capital gains.........................            (163,210)                         --                       --
                                                       -----------                  ----------              -----------
            Total distributions to
              shareholders....................            (163,210)                         --                       --
                                                       -----------                  ----------              -----------
---------------------------------------------------------------------------------------------------------------------------
    Capital share transactions:
        Proceeds from shares sold.............  2,064,333.........                          --                4,737,772
        Reinvestment of distributions.........             163,210                          --                       --
        Cost of shares redeemed...............          (1,192,411)                         --                  (10,000)
                                                       -----------                  ----------              -----------
            Net increase in net assets derived
              from capital share
              transactions....................           1,035,132                          --                4,727,772
                                                       -----------                  ----------              -----------
            Total increase in net assets......           6,508,538                     541,422                3,487,054
                                                       -----------                  ----------              -----------
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
    Beginning of period.......................         $ 4,028,476                  $3,487,054              $        --
                                                       -----------                  ----------              -----------
    End of period.............................         $10,537,014                  $4,028,476              $ 3,487,054
                                                       ===========                  ==========              ===========
===========================================================================================================================
    Capital share transactions are as follows:
        Shares issued.........................             196,288                          --                  462,301
        Shares reinvested.....................              10,709                          --                       --
        Shares redeemed.......................             (94,418)                         --                   (1,054)
                                                       -----------                  ----------              -----------
            Net increase from capital share
              transactions....................             112,579                          --                  461,247
                                                       ===========                  ==========              ===========
===========================================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                             For the period
                                                                                                from the
                                                                        For the three         commencement
                                                                        month period         of operations
                                                   For the year        October 1, 1998     December 31, 1997
                                                       ended               through              through
                                                 December 31, 1999    December 31, 1998    September 30, 1998
-------------------------------------------------------------------------------------------------------------
Net Asset value, beginning of period.........       $  8.73               $  7.56              $ 10.00
                                                    -------               -------              -------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss........................          (.14)                (0.03)               (0.03)
  Net gains (losses) on investments (both
    realized and unrealized).................         10.05                  1.20                (2.41)
                                                    -------               -------              -------
         Total income (loss) from investment
           operations........................          9.91                  1.17                (2.44)
                                                    -------               -------              -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income.......            --                    --                   --
  Distributions from capital gains...........          (.28)                   --                   --
                                                    -------               -------              -------
         Total distributions.................          (.28)                   --                   --
                                                    -------               -------              -------
Net asset value, end of period...............       $ 18.36               $  8.73              $  7.56
                                                    =======               =======              =======
         Total Return........................        114.16%                15.48%**            (24.40)%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's).......       $10,537               $ 4,028              $ 3,487
  Ratio of expenses to average net assets....          2.58%+                2.75%*+              2.75%*+
  Ratio of net investment loss to average net
    assets...................................         (1.29)%+              (1.23)%*+            (0.49)%*+
  Portfolio turnover.........................        366.53%                82.60%**            261.21%**
  Annualized portfolio turnover..............        366.53%               327.69%              349.24%

--------------------------------------------------------------------------------

 * Annualized

** Not Annualized

+ Such ratios are after administrative agent and transfer agent waivers and Adviser expense reimbursements. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first twenty-nine months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.75% of average net assets. For the period June 1, 1999 through May 31, 2000 the operating expense cap has been reduced to 2.50% of average net assets.

      Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    The DRIEHAUS MUTUAL FUNDS (the "TRUST"), a registered management investment company, organized as a Delaware business trust with five separate series ("FUNDS"). The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The five series included in the trust are as follows:

                      ------------------------------------

                              Fund                              Commencement of Operations
  ----------------------------------------------------------------------------------------
  *THE DRIEHAUS INTERNATIONAL GROWTH FUND                                10/28/96
  **THE DRIEHAUS INTERNATIONAL DISCOVERY FUND                            12/31/98
  **THE DRIEHAUS EUROPEAN OPPORTUNITY FUND                               12/31/98
  THE DRIEHAUS ASIA PACIFIC GROWTH FUND                                  12/31/97
  THE DRIEHAUS EMERGING MARKETS GROWTH FUND                              12/31/97
  ----------------------------------------------------------------------------------------

* The DRIEHAUS INTERNATIONAL GROWTH FUND was the successor to the assets of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), a Limited Partnership organized on July 1, 1990.

** Prior to the commencement of investment operations on January 4, 1999, the DRIEHAUS INTERNATIONAL DISCOVERY FUND and the DRIEHAUS EUROPEAN OPPORTUNITY FUND had no operations other than those relating to organizational matters.

                      ------------------------------------

    The investment objective of the FUNDS is to maximize capital appreciation.

    The DRIEHAUS INTERNATIONAL GROWTH FUND seeks to achieve its objective by investing primarily in equity securities of foreign companies.

    The DRIEHAUS INTERNATIONAL DISCOVERY FUND seeks to achieve its objective by investing primarily in equity securities of foreign companies with market capitalizations of less than $1 billion.

    The DRIEHAUS EUROPEAN OPPORTUNITY FUND seeks to achieve its objective by investing primarily in equity securities of European companies.

    The DRIEHAUS ASIA PACIFIC GROWTH FUND seeks to achieve its objective by investing primarily in equity securities of Asia Pacific companies.

    The DRIEHAUS EMERGING MARKETS GROWTH FUND seeks to achieve its objective by investing primarily in the equity securities of emerging market companies.

FISCAL YEAR END

    Effective September 1, 1998, the DRIEHAUS INTERNATIONAL GROWTH FUND changed its fiscal year end to December 31. Effective October 1, 1998, the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND each changed their fiscal year ends to December 31. The Fiscal year end for the DRIEHAUS INTERNATIONAL DISCOVERY FUND and the DRIEHAUS EUROPEAN OPPORTUNITY FUND is December 31.

SECURITIES VALUATION AND TRANSACTIONS

    Depending upon local convention or regulation, equity securities may be valued at the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. At December 31, 1999, there were no securities for which market quotations were not available.

    Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date.

    The FUNDS determine income and expenses, daily. This change in net asset value is allocated daily.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

    No provision is made for Federal income taxes since the FUNDS' have already elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code and have made and declared all the required distributions to their shareholders in amounts sufficient to relieve the FUNDS from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

    The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

    To the extent these book and tax differences are permanent in nature, such amounts are classified among paid-in-capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments.

    For the period ending December 31, 1999, reclassifications were recorded to decrease undistributed net investment loss by $2,802,042, $156,694, $89,757, $219,435 and $80,321 and decrease undistributed net realized foreign exchange loss by $6,385,728, $86,751, $28,942, $366,702 and $123,410, decrease undistributed net realized gain by $6,526,085, $243,445, $118,699, $390,127 and
$149,506, and decrease paid-in-capital in excess of par by $2,661,685, $0, $0, $196,010 and $54,225 for the DRIEHAUS INTERNATIONAL GROWTH FUND, the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND, respectively.

    The FUNDS hereby designate approximately $16,194,116, $615,623 and $121,006 as long-term capital gain dividend for the DRIEHAUS INTERNATIONAL GROWTH FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND, respectively for the purpose of the dividends paid deduction.

FOREIGN CURRENCY TRANSLATION

    Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the FUNDS' valuation.

    Net realized foreign exchange gains or losses which are reported by the FUNDS result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and reclaimable foreign withholding taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

    Net realized foreign exchange gains or losses on portfolio hedges result from the non-speculative use of forward contracts with respect to portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The FUNDS had no portfolio hedges during 1999.

    The FUNDS do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments held. These fluctuations are included with the net realized and unrealized gains or losses which result from changes in the market prices of investments.

                      ------------------------------------

DEFERRED ORGANIZATION COSTS

    Organization costs incurred by the DRIEHAUS INTERNATIONAL GROWTH FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND have been deferred and are amortized over a period of 60 months. The FUNDS' remaining amortization periods for these costs are as follows:

                            Fund                                Remaining Amortization Period
---------------------------------------------------------------------------------------------
THE DRIEHAUS INTERNATIONAL GROWTH FUND                                    21 Months
THE DRIEHAUS ASIA PACIFIC GROWTH FUND                                     36 Months
THE DRIEHAUS EMERGING MARKETS GROWTH FUND                                 36 Months


---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

Use of Estimates

    The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. INVESTMENT ADVISORY FEES,
   TRANSACTIONS WITH AFFILIATES, AND
   ADMINISTRATIVE FEES

    Richard H. Driehaus, the Chairman of the Board and President of the TRUST, is also the Chairman of the Board, sole director, and sole shareholder of Driehaus Capital Management, Inc., a registered investment adviser, and of Driehaus Securities Corporation, a registered broker-dealer.

    Driehaus Capital Management, Inc. ("DCM") serves as the FUNDS' investment adviser. In return for its services to the FUNDS, DCM receives a monthly fee, computed and accrued daily at an annual rate of 1.5% of each FUND'S average net assets.

    Upon commencement of operations, DCM agreed to absorb other operating expenses to the extent necessary to ensure that total operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND will not exceed, 2.50%, 2.10%, 2.95%, and 2.75%, respectively, of the average net assets of each FUND on an annual basis, for the period beginning with the effective date of each FUND'S registration statement through May 31, 1999. Effective June 1, 1999, the current expense caps for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND are 2.40%, 2.10%, 2.50%, and 2.50%, respectively, of the average net assets of each FUND on an annual basis. The expense cap for each FUND will remain at this current rate until May 31, 2000.

                      ------------------------------------

    The expense caps, amount accrued and payable to DCM, and amounts accrued and receivable from DCM during the year ended December 31, 1999 are as follows:

                                                                                                         Expense
                                                                                                      Reimbursement
                                              Advisory Fees                 Expense Cap                Receivable
                                                 Payable        January 1, 1999     June 1, 1999      (included in
                                             (included in due         to                 to             due from
           Fund              Advisory Fees    to affiliates)     May 31, 1999     December 31, 1999    affiliates)
-------------------------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL
  GROWTH FUND                 $4,080,429         $539,537                 Not Applicable                      --
DRIEHAUS INTERNATIONAL
  DISCOVERY FUND                 146,812           28,752            2.50%              2.40%                 --
DRIEHAUS EUROPEAN
  OPPORTUNITY FUND               106,633           14,889            2.10%              2.10%                 --
DRIEHAUS ASIA PACIFIC
  GROWTH FUND                    175,273           36,261            2.95%              2.50%                 --
DRIEHAUS EMERGING MARKETS
  GROWTH FUND                     93,249               --            2.75%              2.50%            $ 3,540
-------------------------------------------------------------------------------------------------------------------

    Driehaus Securities Corporation ("DSC") is the FUNDS' distributor.

    DSC also acts as a broker for the FUNDS for domestically traded securities. For the year ended December 31, 1999, the FUNDS paid the following brokerage commissions:

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                               Total          Commissions       Shares Traded
                          Fund                              Commissions       Paid to DSC        through DSC
-------------------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                          $3,892,385         $339,700           8,293,189
DRIEHAUS INTERNATIONAL DISCOVERY FUND                          195,323           18,360             573,383
DRIEHAUS EUROPEAN OPPORTUNITY FUND                             100,884              120              49,786
DRIEHAUS ASIA PACIFIC GROWTH FUND                              327,617            5,063             137,270
DRIEHAUS EMERGING MARKETS GROWTH FUND                          156,962           26,877             733,115
-------------------------------------------------------------------------------------------------------------

    A portion of these commissions are, in turn paid by DSC to third parties for clearing and floor brokerage services.
                      ------------------------------------

    Certain officers of the TRUST are also officers of the Adviser. No such officers received compensation from the FUNDS.

    PFPC Inc., an indirect subsidiary of PNC Bank Corp., serves as the FUNDS' administrative and accounting agent. In compensation for its services, PFPC receives the larger of a monthly minimum fee and a monthly fee based upon average net assets. PFPC has agreed to waive its minimum fees during the first twenty-four months of operations for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND.

    For the year ended December 31, 1999, $100,298, $104,048, $97,641, and
$105,297 of these fees have been waived by PFPC Inc. for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND, respectively.

    PFPC Inc., also acts as the transfer agent and dividend dispensing agent for the FUNDS. PFPC Inc. has agreed to waive a portion of its monthly fee for transfer agent service, for the first two years of operations, for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND. For the year ended December 31, 1999, $31,200 of these fees were waived by PFPC Inc., for each of these FUNDS.

                      ------------------------------------

C. FOREIGN CURRENCY FORWARD CONTRACTS

    At December 31, 1999 the FUNDS had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. At December 31, 1999 the FUNDS' currency transactions are limited to transaction hedges.
    The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

    The FUNDS had the following outstanding contracts at December 31, 1999:

DRIEHAUS INTERNATIONAL GROWTH FUND

Transaction Hedges:

    None

DRIEHAUS INTERNATIONAL DISCOVERY FUND
Transaction Hedges:

Foreign Currency Purchases:

                                                                  Unrealized
                                                                 Appreciation
US Dollars                                                      (Depreciation)
   Sold        Foreign Currency Purchased      Settlement    at December 31, 1999
---------------------------------------------------------------------------------
 $240,972    149,556 Pound Sterling           January 2000         $   743
                                                                   -------
             Net unrealized appreciation                           $   743
                                                                   =======
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

DRIEHAUS EUROPEAN OPPORTUNITY FUND
Transaction Hedges:

Foreign Currency Purchases:

                                                                  Unrealized
                                                                 Appreciation
US Dollars                                                      (Depreciation)
   Sold        Foreign Currency Purchased      Settlement    at December 31, 1999
---------------------------------------------------------------------------------
 $ 77,330    47,785 Pound Sterling            January 2000         $   (99)
                                                                   -------
                                                                   $   (99)
---------------------------------------------------------------------------------

Foreign Currency Sales:

                                                                  Unrealized
                                                                 Appreciation
US Dollars                                                      (Depreciation)
Purchased        Foreign Currency Sold         Settlement    at December 31, 1999
---------------------------------------------------------------------------------
 $ 74,193    45,920 Pound Sterling            January 2000         $   (24)
                                                                   -------
                                                                   $   (24)
                                                                   -------
             Net unrealized depreciation                           $  (123)
                                                                   =======
---------------------------------------------------------------------------------

DRIEHAUS ASIA PACIFIC GROWTH FUND
Transaction Hedges:

Foreign Currency Purchases:

                                                                  Unrealized
                                                                 Appreciation
US Dollars                                                      (Depreciation)
   Sold        Foreign Currency Purchased      Settlement    at December 31, 1999
---------------------------------------------------------------------------------
 $111,655    787,168,791 Indonesian Rupee     January 2000         $  (822)
                                                                   -------
             Net unrealized depreciation                           $  (822)
                                                                   =======
---------------------------------------------------------------------------------

DRIEHAUS EMERGING MARKETS GROWTH FUND
Transaction Hedges:

    None

D. INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of investments securities, other than short-term obligations, for the year ended December 31, 1999, were as follows:

                            Fund                                 Purchases            Sales
-----------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                              $730,555,714       $746,595,882
DRIEHAUS INTERNATIONAL DISCOVERY FUND                             33,761,188         24,831,685
DRIEHAUS EUROPEAN OPPORTUNITY FUND                                23,752,907         14,912,102
DRIEHAUS ASIA PACIFIC GROWTH FUND                                 45,380,436         40,222,443
DRIEHAUS EMERGING MARKETS GROWTH FUND                             22,023,122         21,574,288
-----------------------------------------------------------------------------------------------

E. RESTRICTED SECURITIES

    Restricted securities are securities that are not registered for sale under the Securities Act of 1933 ("1933 Act") and that may be re-sold only in transactions exempt from registration. Restricted securities include rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 1999, the FUNDS held no restricted securities.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

F. LINES OF CREDIT

    The FUNDS have a ten million dollar committed line of credit. This line of credit is available primarily to meet large, unexpected shareholder withdrawals. For the year ended December 31, 1999, no borrowing has been made on this line of credit.

G. OFF BALANCE SHEET RISKS

    The FUNDS' investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets. It is the Advisor's policy to continuously monitor its exposure to these risks.

                      ------------------------------------

--------------------------------------------------------------------------------
                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

    To the Shareholders and Board of Trustees of Driehaus International Growth Fund, Driehaus International Discovery Fund, Driehaus European Opportunity Fund, Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund:

    We have audited the accompanying statements of assets and liabilities of DRIEHAUS INTERNATIONAL GROWTH FUND, DRIEHAUS INTERNATIONAL DISCOVERY FUND, DRIEHAUS EUROPEAN OPPORTUNITY FUND, DRIEHAUS ASIA PACIFIC GROWTH FUND AND DRIEHAUS EMERGING MARKETS GROWTH FUND (the "Funds"), including the schedules of investments and investments by industry on pages 4-6, 14-16, 24-26, 34-36 and 44-46, as of December 31, 1999, and the related statements of operations, statements of changes in net assets, and financial highlights on pages 7-10, 17-20, 27-30, 37-40, 47-50, for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Driehaus International Growth Fund, Driehaus International Discovery Fund, Driehaus European Opportunity Fund, Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund as of December 31, 1999, and the results of their operations, changes in their net assets, and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

Auther Anderson LLP

Chicago, Illinois
February 23, 2000